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                                                                  EXHIBIT 10.uu

               DEED TO SECURE DEBT, ASSIGNMENT OF LEASES AND RENTS
                             AND SECURITY AGREEMENT


                         OVERSEAS PARTNERS (AFC), INC.,

                                    Borrower

                                      with


                        NEW YORK LIFE INSURANCE COMPANY,


                                     Lender

                            DATED: October 23 , 1996

           PREMISES: Atlanta Financial Center, Fulton County, Georgia


                              RECORD AND RETURN TO:

                                 Alston & Bird
                           1201 West Peachtree Street
                             Atlanta, Georgia 30309
                          Attn: Glenda Gail Bugg, Esq.


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UPON RECORDING RETURN TO:

Alston & Bird
One Atlantic Center
1201 West Peachtree Street
Atlanta, Georgia 30309-3424
Attention: Glenda Gail Bugg, Esq.


              DEED TO SECURE DEBT, ASSIGNMENT OF LEASES AND RENTS
                             AND SECURITY AGREEMENT

         DEED TO SECURE DEBT, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (this "Instrument") made as of October 23, 1996 by OVERSEAS PARTNERS
(AFC), INC., a Georgia corporation, having an office at 115 Perimeter Center Place, Suite 940, Atlanta, Georgia 30346 ("Borrower"), by and between NEW YORK LIFE INSURANCE COMPANY, a New York mutual insurance company, having an office at 51 Madison Avenue, New York, New York 10010 ("Lender").

                                  WITNESSETH:

         WHEREAS, Borrower has executed and delivered to Lender that certain Promissory Note (the "Note") dated the date hereof made by Borrower and payable to Lender in the original principal amount of Seventy-Nine Million Seven Hundred Thousand and no/100 Dollars ($79,700,000.00) lawful money of the United States, the final payment of which, if not sooner paid, is due and payable on November 10, 2006, which Note is secured by this Instrument and the terms, covenants and conditions of which Note are hereby incorporated herein and made a part hereof;

         NOW, THEREFORE, WITNESSETH, that in consideration of the sum of One Dollar ($1.00) this day paid and other good and lawful consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower hereby grants, bargains, sells, assigns, releases, transfers, pledges, warrants, conveys and sets over unto Lender, and grants to Lender a security interest in, all of Borrower's right, title and interest in and to the property described in the Granting Clauses below, and confirms that this Instrument constitutes a valid first priority security title upon and security interest in, the property described in the Granting Clauses below in order to secure the following obligations (collectively, the "Indebtedness"): the full and prompt payment and performance of all of the indebtedness, obligations, covenants, agreements and liabilities of Borrower to Lender, together with all interest and other charges thereon, whether direct or indirect, existing, future, contingent or otherwise, due or to become due, under or arising out of or in connection with the Note, this Instrument, the Assignment of Rents, Income and Cash


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Collateral dated the date hereof from Borrower, as assignor, to Lender, as assignee (the "Assignment"), and any other instrument now or hereafter given to evidence or secure or guaranty Borrower's obligations hereunder (the Note, this Instrument, the Assignment and such other instruments are herein collectively called the "Loan Documents"); any and all modifications, extensions and renewals of any of the foregoing; and any and all expenses and costs of collection or enforcement, including, without limitation, reasonable attorneys' fees actually incurred at the normal and customary hourly billing rates of the attorneys actually performing services and expenses incurred by Lender in the collection or enforcement of any of the foregoing, or in the exercise of any of the rights or remedies under the Loan Documents or applicable law.

                              GRANTING CLAUSE ONE

         All that tract or parcel of land more particularly described in Exhibit A attached hereto and made a part hereof (the "Land").

                              GRANTING CLAUSE TWO

         TOGETHER WITH, any and all buildings and improvements now or hereafter located or erected on the Land, including, without limitation, any and all machinery, apparatus, equipment and fixtures now or hereafter attached to, and/or used or procured for use in connection with the operation and/or maintenance of any building, structure or other improvement (including, without limitation, all refrigerators, shades, awnings, venetian blinds, screens, screen doors, storm doors and windows, stoves and ranges, curtain fixtures, partitians, attached floor coverings and fixtures, apparatus, equipment or articles used to supply sprinkler protection and waste removal, laundry equipment, furniture, furnishings, appliances, office equipment, elevators, escalators, tanks, dynamos, motors, generators, switchboards, communications equipment, electrical equipment, television and radio systems, heating, plumbing, lifting and ventilating apparatus, air-cooling and air conditioning apparatus, gas and electric fixtures, fittings and machinery and all other equipment of every kind and description, but excluding trade fixtures and personal property of tenants under Leases (as hereinafter defined) which do not become the property of Borrower upon expiration or termination of the term of such Leases), and all renewals and replacements thereof and articles in substitution therefor used or procured for use in the operation of any and all such buildings, structures and improvements, provided, in all cases, that, whether or not any of the foregoing are attached to said buildings, structures and improvements buildings, structures or other improvements in any manner, all such items shall be deemed to be fixtures, part of the real estate and security for the Indebtedness (collectively, the "Improvements", and the Land and Improvements are herein collectively called the "Premises"). To the extent any of the Improvements are not deemed real estate under the laws of the State of Georgia they shall be deemed personal property ("Personal Property") and this Instrument is and shall be deemed to be a Security Agreement for the purposes of creating hereby a security interest under the Uniform Commercial Code as adopted in the State of Georgia in Lender as Secured Party in the Personal Property as hereinafter provided.

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                             GRANTING CLAUSE THREE

         TOGETHER WITH, all easements, rights-of-way, strips and gores of land. streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, and all estates, rights, titles, interests, privileges. liberties, tenements, hereditaments, air rights, development rights and credits and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to, or above or below the Premises.

                              GRANTING CLAUSE FOUR

         TOGETHER WITH, all right, title and interest of Borrower, now owned or hereafter acquired, in and to any land lying within the right-of-way of any street, opened or proposed, adjoining the Premises, and any and all sidewalks, alleys and strips and gores of land adjacent to or used in connection with the Premises.

                              GRANTING CLAUSE FIVE

         TOGETHER WITH, all right, title and interest of Borrower in and to all options to purchase or lease the Premises or any portion thereof or interest therein, and any greater estate in the Premises owned or hereafter acquired by Borrower.

                              GRANTING CLAUSE SIX

         TOGETHER WITH, all accounts receivable, insurance policies, licences, franchises, permits, service contracts, management agreements, trade names (including without limitation all right, title and interest of Borrower in the name "Atlanta Financial Center"), trademarks, servicemarks, logos, general intangilbes, contract rights, interests, estates and othe claims, both in law and in equity, which Borrower now has or may hereafter acquire the Premises

                             GRANTING CLAUSE SEVEN

         TOGETHER WITH, all the estate, interest, right, title and other claim or demand which Borrower now has or may hereafter acquire in any and all awards or payments made for the taking by eminent domain, or by any proceeding or purchase in lieu thereof, of the whole or any part of the Premises, including, without limitation, any awards resulting from a change or grade of streets and awards for severance damages together, in all cases, with any interest thereon.

                             GRANTING CLAUSE EIGHT

         TOGETHER WITH, all proceeds of and any unearned premiums on any insurance policies covering the Premises, including, without limitation, the right to receive and apply

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the proceeds of any insurance or judgments, or settlements made in lieu thereof, for damage to the Premises.

                              GRANTING CLAUSE NINE

         TOGETHER WITH, all the estate, interest, right, title and other claim or demand which Borrower now has or may hereafter acquire against anyone with respect to any damage to all or any part of the Premises, including, without limitation, damage arising or resulting from any defect in or with respect to the design or construction of all or any part of the Improvements.

                               GRANTING CLAUSE TEN

         TOGETHER WITH, all deposits or other security or advance payments, including rental payments, made by or on behalf of Borrower to others in connection with the ownership or operation of all or any part of the Premises including, without limitation, any such deposits or payments made with respect to (i) insurance policies, (ii) utility service, (iii) cleaning, maintenance, repair or similar services, (iv) refuse removal or sewer service, (v) rental of equipment, if any, used by or on behalf of Borrower, and (vi) parking or similar services or rights.

                             GRANTING CLAUSE ELEVEN

         TOGETHER WITH all remainders, reversions, leasehold estate, other estate, right, title, interest and other claim or demand of Borrower in and to all leases or subleases covering the Premises or any portion thereof now or hereafter existing or entered into, and all right, title and interest of Borrower thereunder, including, without limitation, all cash or security deposits, advance rentals and deposits or payments of similar nature.

The foregoing Premises, Personal Property and rights therein, hereinabove described or mentioned are hereinafter collectively referred to as the "Secured Property".

         TO HAVE AND TO HOLD all the Secured Property to the use, benefit and behoof of Lender, forever, in FEE SIMPLE.

         Borrower warrants that Borrower has good title to the Secured Property, and is lawfully seized and possessed of the Secured Property and every part thereof, and has the right to convey same; that the Secured Property is unencumbered except as described in Section 2.01; and that Borrower will forever warrant and defend the title to the Secured Property unto Lender against the claims of all persons whomsoever, subject to the matters described in Section 2.01.

         This instrument is a deed passing legal title pursuant to the laws of the State of Georgia governing deeds to secure debt, and is also a security agreement granting a present and continuing security interest in and security title to the Personal Property and

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fixtures, and is not a mortgage. This Instrument is made and intended to secure the payment of the indebtedness evidenced by the Note, in accordance with the terms thereof, advances by Lender or any transferee of Lender made to pay taxes on the Secured Property, to pay premiums on insurance on the Secured Property, to repair, maintain or preserve the Secured Property, or to complete improvements on the Secured Property (whether or not Borrower is at that time the owner of the Secured Property); any and all other Indebtedness now owing or which may hereafter be owing by Borrower to Lender, however incurred, direct or indirect; and any and all renewals, substitutions, modifications and extensions of the Note or any other Indebtedness secured hereby, either in whole or in

         Should the Indebtedness be paid according to the tenor and effect thereof when the same shall become due and payable. and should Borrower perform ail covenants contained herein in a timely manner, then this Instrument shall be canceled and surrendered.

                                   ARTICLE I

                            COVENANTS AND AGREEMENTS

         Borrower hereby covenants and agrees as follows:

     1.01 Payment of Indebtedness. Borrower shall pay when due and shall perform the Indebtedness, as provided in the Loan Documents.

     1.02 Payment of Taxes, Assessments, Etc.

                  A. Impositions. Borrower shall pay when due and payable, before any fine, penalty, interest or cost for the non-payment thereof may be added thereto, and without any right of offset or credit against any interest or other amounts payable to Lender under this Instrument or on the Note, all taxes, assessments, water and sewer rents, rates and charges, transit taxes, county taxes, charges for public utilities, excises, levies, vault and all other license and permit fees and other governmental charges, general and special, ordinary and extraordinary, unforeseen and foreseen, of any kind and nature whatsoever (including penalties, interest, costs and charges accrued or accumulated thereon) which at any time prior to or during the term of this Instrument may be assessed, levied, confirmed, imposed upon or become due and payable out of or in respect to, or become a lien on, the Secured Property or any part thereof or any appurtenance thereto, as the case may be (all such taxes, assessments, water and sewer rents, rates and charges, transit taxes, county taxes, charges for public utilities, excises, levies, vault and all other license and permit fees and other governmental charges including all interest, penalties, costs and charges accrued or accumulated thereof, are herein collectively called as "Impositions", and individually, an "Imposition").

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                  B. Installments. Notwithstanding anything to the contrary
contained in subsection A above, if by law any Impositions may at the option of the taxpayer be paid in installments (whether or not interest shall accrue on the unpaid balance of such Impositions), Borrower may exercise the option to pay the same (and any accrued interest on the unpaid balance of such Impositions) in installments and, in such event, shall pay such installments as the same respectively become due and before any fine, penalty, further interest or cost may be added thereto.

                  C. Receipts. Borrower, upon request of lender, will furnish to Lender within five (5) days before the date when any Imposition would become delinquent, official receipts of the appropriate taxing authority, or other evidence reasonably satisfactory to Lender evidencing the payment thereof.

                  D. Evidence of Payment. The certificate, advice or bill issued by the appropriate official (designated by law either to make or issue the same or to receive payment of any Imposition) of non-payment of an Imposition shall be prima facie evidence that such imposition is due and unpaid at the time of the making or issuance of such certificate, advice or bill. Borrower agrees to pay Lender, on demand, all reasonable charges, costs and expenses of every kind incurred by Lender in connection with obtaining evidence satisfactory to Lender that the payment of all Impositions is current and that there is no Imposition due and owing or which has become or given rise to a lien on the Secured Property or any part thereof or any appurtenance thereto.

                  E. Payment by Lender. If Borrower shall fail to pay any Imposition in accordance with the provisions of this Section 1.02, Lender may, at its option (but shall be under no obligation to do so), pay such Imposition and Borrower will repay to Lender on demand any amount so paid by Lender, with interest thereon at the rate of five percent (5%) per annum Greater than the interest rate set forth in the Note (the "Increased Rate") to the date of repayment and ail such amounts shall be secured by this Instrument. In no event shall the Increased Rate be greater than the highest interest rate permissible by law.

                  F. Change in Law. In the event of the passage after the date of this Instrument of any law of the State of Georgia deducting the Indebtedness from the value of the Secured Property or any part thereof for the purpose or with the result of taxes being assessed against the Indebtedness which are payable by the holder thereof or resulting in any lien theron, or changing in any way the laws now in force for the taration of this Instrument or the Indebtedness for state or local purposes with the result that new taxes (other than income taxes), rather than new tax rates, are imposed on the holder of this Instrument or the Indebtedness as a result of such Instrument or Indebtedness, or the manner of the operation of any such taxes so as to effect any such result, then, and in such event, Borrower shall bear and pay the full amount of such taxes, provided that if for any reason payment by Borrower of any such new or additional taxes would be unlawful or if the payment thereof would constitute usury or render the loan or Indebtedness wholly or partially usurious under any of the terms or provisions of the Note, this Instrument or otherwise, Lender may, at its option, declare the whole sum secured by this Instrument

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

with interest thereon to be immediately due and payable without a prepayment premium, or Lender may, at its option, pay that amount or portion of such taxes as renders the loan or Indebtedness unlawful or usurious, in which event Borrower shall concurrently therewith pay the remaining lawful and non-usurious portion or balance of said taxes.


                  G. Reserved.

                  H. Reserved.

                  I. Joint Assessment. Borrower covenants and agrees, to the extent permitted by applicable law, not to suffer permit or initiate the joint assessment of the Premises and Personal Property, or any other procedure whereby the lien of the personal property taxes shall be assessed or levied or charged to the Secured Property together with real property taxes.

                  J. Tax Service fee. Borrower covenants and agrees to pay to Lender on demand all reasonable charges, costs and expenses of every kind including, without limitation, a tax service search fee or charge, incurred by Lender at any time or times during the term of this Instrument in connection with obtaining evidence satisfactory to Lender that the payment of any and all real estate, ad valorem, and other taxes and/or assessments is current and that there are no such taxes or assessments due or owing which have become or given rise to a lien on the Premises or any part thereof. The tax service fee paid by Borrower at the closing of the loan is intended as a one-time charge for such tax service search fee for the term of the loan secured hereby; provided that if the tax service provider to whom such fee was paid is no longer capable of providing such tax service, Borrower will pay a reasonable and customary tax service search charge to a new tax search firm selected by Lender.

     1.03 Insurance.

                  A. Extended Coverage. Borrower, at its sole cost and expense, shall keep the Personal Property and the Improvements insured during the term of this Instrument against loss or damage by fire and against loss or damage by other risks now embraced by "All Risk Replacement Cost Coverage," so called, with an agreed amount endorsement, in amounts, and from carriers acceptable to Lender which have a minimum A.M. rating of B+, or comparable, and otherwise in forms and substance satisfactory to Lender, in the exercise of its sole discretion. It is stipulated that as of the date of this Instrument, and without limiting Lender's right to impose different requirements from time to time, fire and extended coverage shall be required in the amount equal to the greater of
(i) 100% of the full replacement cost of the personal property, fixtures and improvements appurtenant to the Premises including work performed for tenants, without deduction for depreciation, (ii) the amount required to prevent any insured from becoming a co-insurer under the terms of such insurance or
(iii)$79,700,000.00.

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


         B. Additional Coverage. Borrower, at its sole cost and expense, shall also maintain:

                  (1) Personal injury and property damage liability insurance against claims for bodily injury, death or property damage, occurring on, in or about the Secured Property or in or about the adjoining streets, sidewalks and passageways; such insurance to afford protection, during the term of this Instrument, in amounts and in form and substance satisfactory to Lender;

                  (2) Rent or business interruption insurance in an amount not less than the greater of (a) $14,030,000.00, or (b) one year's aggregate rentals (including, without limitation, minimum rentals, escalation charges, percentage rents, based on sales projections acceptable to Lender, and other additional rentals, and any other amounts payable by tenants or other occupants under Leases or otherwise) payable by all tenants and other occupants at the Premises, which amount shall be increased from time to time upon the leasing of space at the Premises or upon the increase in aggregate rentals (including the other items referred to above);

                  (3) War risk insurance upon the building and other Improvements as and when such insurance is obtainable from the United States of America or any agency or instrumentality thereof for the maximum amount of insurance obtainable not to exceed the outstanding principal amount of the Note;

                  (4) Such other insurance, including, without limitation, all risk in such amounts and in form and substance as may from time to time be required by Lender against other insurable hazards, including, but not limited to, malicious mischief, vandalism, windstorm, earthquake, nuclear reaction or radioactive contamination, which at the time are commonly insured against and generally available in the case of premises similarly situated, due regard being or to be given to the height and type of Improvement, its location, construction, use and occupancy;

                  (5) If the Improvements are located in a flood hazard area, flood insurance on the Improvements in an amount equal to the lesser of "full replacement cost" thereof or the maximum amount of insurance obtainable; and

                  (6) Insurance against loss or damage from (a) leakage of sprinkler systems and (b) explosion of steam boilers, air conditioning equipment, pressure vessels or similar apparatus now or hereafter installed in or on the Premises in such amounts as Lender shall from time to time require. Borrower shall also pay all premiums and other charges required to maintain Lender's title insurance policy insuring the lien of this Instrument in an amount equal to the Indebtedness.

         C. Separate Insurance. Borrower shall not carry separate insurance, concurrent in kind or form, and contributing, in the event of loss, with any insurance required hereunder. Borrower may, however, effect for its own account any insurance not

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

required under the provisions of this Instrument but any such insurance effected by Borrower on the Secured Property whether or not required under this Section
1.03 shall be for the mutual benefit of Borrower and Lender, as their respective interests may appear, and shall be subject to all other provisions of this
Section 1.03.

         D. Insurers: Policies. All insurance provided for in this Section 1.03 shall be effected under valid and enforceable policies issued by financially responsible insurers authorized to do business in the State of Georgia, which are approved in writing by Lender and its authorized representative. All such policies shall be deposited with and held by Lender or its authorized representative or copies of the policies certified as true and correct by the issuer shall be delivered in lieu of originals. All casualty insurance policies and rent insurance policies shall be payable to Lender and its authorized representative pursuant to a standard non-contributory first mortgage endorsement in favor of Lender, and such policies shall contain a waiver of subrogation endorsement, and shall name Lender as loss payee or mortgagee (and additional insured, as appropriate) all in form and content satisfactory to Lender and its authorized representative. All original policies shall contain a provision that such policies will not be canceled or materially amended, which term shall include any reduction in the scope or limits of coverage, without at least thirty (30) days' prior written notice to Lender or its authorized representative. Not less than thirty (30) days prior to the expiration dates of the policies theretofore furnished pursuant to this Instrument, originals or copies certified as true and correct from the issuer of the policies bearing notations evidencing the payment of premiums or accompanied by other evidence satisfactory to Lender and its authorized representative of such payment, shall be delivered by Borrower to Lender or its authorized representative. In the event of a change in ownership of the Secured Property immediate notice thereof shall be delivered to all insurers by Borrower.

         E. Lender's Right to Provide Coverage. In the event Borrower fails to provide, maintain, keep in force or deliver and furnish to Lender or its authorized representative the original, or certified copies, of policies of insurance required by this Section 1.03, Lender or its authorized representative may, at its sole option, procure such insurance and Borrower will pay all premiums thereon promptly upon demand by Lender or its authorized representative with interest thereon at the Increased Rate to the date of repayment and all such amounts shall be secured by this Instrument.

         F. Damage or Destruction. After the happening of any casualty to the Secured Property or any part thereof, Borrower shall give prompt written notice thereof to Lender or its authorized representative and the following shall apply:

                  (1) In the event of any damage or destruction of all or any part of the Secured Property, all proceeds of insurance shall be payable to Lender, and Borrower hereby authorizes and directs any affected insurance company to make payment of such proceeds directly to Lender. Insurance proceeds held by Lender may be commingled with other funds in Lender's or its authorized representative's possession, shall constitute additional security for the Indebtedness and Borrower shall not be entitled

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


to the payment of interest thereon; provided, however, that in the event such insurance proceeds exceed $100,000.00 and such funds will be used for restoration or repair as provided below, such funds shall constitute additional security for the Indebtedness, but at Borrower's written request, such proceeds shall be deposited into an interest-bearing account at a bank or other financial institution satisfactory to Lender, and held in accordance with a written escrow agreement satisfactory to Lender and its legal counsel. Interest on such escrowed funds shall be added to, become a part of, and be disbursed as part of such insurance proceeds. Until said escrow agreement is executed and delivered. such monthly deposits shall not be held in an interest bearing account and shall be held by Lender as provided above. Any and all escrow fees and other costs associated with establishing such third-party escrow shall be borne by Borrower. Lender by itself or through its authorized representative is hereby authorized and empowered by Borrower to participate in any settlement, adjustment or compromise of any claims for loss, damage or destruction under any policy or policies of insurance. Borrower may not settle, adjust or compromise any claim without Lender's consent, not to be unreasonably withheld; provided, however, that Borrower may, without Lender's consent, settle, adjust or compromise any claim if the resulting settlement, adjustment or compromise is in amount sufficient to satisfy the Indebtedness in full.

                  (2) In the event of any such damage or destruction, subject to subsection 1.03G, Lender shall have the option in its sole and absolute discretion and without regard to the adequacy of its security hereunder, of applying all or part of the insurance proceeds (a) to the Indebtedness, whether or not then due, in the inverse order of maturity, or (b) to the repair or restoration of the Secured Property, or (c) to cure any then current default under any of the Loan Documents, or (d) to reimburse the Lender and its authorized representative for its reasonable costs and expenses in connection with the recovery of such insurance proceeds, or (e) any combination of the foregoing.

                  (3) Nothing herein contained shall be deemed to excuse Borrower from repairing or maintaining the Secured Property as provided in
Section 1.05 hereof or restoring all damage or destruction to the Secured Property, regardless of whether there are insurance proceeds available or whether such proceeds are sufficient in amount, and the application or release by Lender of any insurance proceeds shall not cure or waive any Event of Default (as hereinafter defined) or notice of default under this Instrument or invalidate any act done pursuant to such notice.

         G. Borrower's Use of Proceeds

                  (1) Notwithstanding any provision herein to the contrary, in the event of any destruction to the Premises by fire or other casualty, the insurance proceeds shall be made available to Borrower for repair and restoration of the property so damaged or destroyed, after deducting and payment to Lender of Lender's reasonable costs of collection and disbursement of such proceeds, subject to each and all of the following conditions:

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


                           (a) that Borrower is not then in default under any of
the terms, covenants and conditions of the Note, this Instrument, any other agreement securing repayment of the indebtedness evidenced by the Note, and at all times while restoration work progresses no such default shall occur;

                           (b) that, except as provided in (h) below, Lender
shall be satisfied that by the expenditure of such proceeds the improvements will be fully restored within a reasonable period of time to their value immediately preceding the loss or damage, free and clear of all liens, except the lien and security title of this Instrument, a lien for property taxes and such other liens as are specifically approved by Lender in writing or otherwise permitted under the terms of this Instrument;

                           (c) that in the event such proceeds shall be
insufficient to restore or rebuild the improvements, Borrower shall deposit promptly with Lender funds which, together with such proceeds, shall be sufficient in Lender's reasonable judgment to restore and rebuild the Secured Property;

                           (d) that Borrower shall use it best efforts to obtain
a waiver of the right of subrogation from any insurer under such policies of insurance who, at that time, claims that no liability exists as to Borrower or the then owner or the assured under such policies;

                           (e) that the excess of the proceeds above the amount
necessary to complete such restoration and compensate Borrower for all other losses shall be applied at Lender's option on account of the indebtedness or obligation hereby secured (in inverse order of maturity and without payment of any prepayment premium);

                           (f) Borrower shall have delivered to Lender and
Lender shall have reviewed and approved in writing the plans and specifications for the restoration work signed by Borrower and describing the nature and type of expenses and amounts thereof estimated by Borrower for said restoration work, including, but not limited to, the cost of material and supplies, architect and designer fees, general contractor's fees and the anticipated monthly disbursement schedule, and Lender shall have given to Borrower written approval of such budget and the cost breakdown (if Borrower determines that its actual expenses do or will differ from its estimated budget, it will so advise Lender promptly) which approval will not be unreasonably withheld, delayed or conditioned;

                           (g) Borrower has delivered to Lender evidence
reasonably satisfactory to Lender, and Lender has determined in its sole reasonable discretion, that sufficient leases of the property existing at the time of the loss or damage will remain in full force and effect through the projected period of repair and restoration, without abatement of rent during such period (except for rent during the period of repair and restoration for which rental loss insurance proceeds are available), which, together with rental loss insurance proceeds available due to the casualty, produce rental income to Borrower of at least 110% of the debt service on the Indebtedness for such period; and

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

                           (h) in Lender's reasonable judgment, such restoration
work can be completed prior to the maturity of the Note.


In the event any of the conditions described and proceeds shall be disposed of as otherwise provided in this subparagraph G. Under no circumstances shall Lender become obligated to take any action to restore the premises.


         H. Transfer of Interest in Policies. In the event of foreclosure of this Instrument or other transfer of title or assignment of the Secured property in extinguishment, in whole or in part, of the Indebtedness, all right, title and interest of Borrower in and to all policies of insurance required by this
Section 1.03 shall inure to the benefit of and pass to the successor in interest to Borrower or the purchaser or grantee of the Secured Property. If any claim under any insurance policy shall be paid after the extinguishment of the Indebtedness, and if such foreclosure of this Instrument, or other transfer of title to or assignment of the Secured Property, shall have resulted in extinguishing the indebtedness for an amount less than the total of the amount of the unpaid Indebtedness, with interest thereon at the Increased Rate, plus counsel fees, costs and other disbursements incurred by Lender at the time of the extinguishment of the Indebtedness, then the portion of the payment in satisfaction of the claim which is equal to the difference between the total amount above referred to and the amount theretofore paid to Lender shall belong to and be the property of Lender and shall be paid to said Lender, and Borrower hereby assigns, transfers and sets over to Lender all of Borrower's right, title and interest in and to said sum. The balance, if any, shall be paid to Borrower. Notwithstanding the above, Borrower shall retain an interest in the insurance policies above-described during any redemption period.


     1.04 Escrow Deposits. To further secure the payment of the Impositions and the premiums for the insurance required by this Instrument, the Borrower will deposit with Lender, or its designee, on the due date of each monthly installment of principal and interest under the Note, a sum which shall be equal to one-twelfth (1/12) of the annual total of the Impositions and such insurance premiums required to pay the next installment of Impositions or insurance premiums, as estimated by Lender or its authorized representative, one month prior to the date when such Impositions and insurance premiums shall become due and payable. Such deposits shall be held by Lender, or its designee, without obligation for the payment of interest thereon to Borrower, free of any liens or claims on the part of creditors of Borrower and as a part of the security of Lender, and shall be used by Lender, or its designee, to pay current Impositions and insurance premiums as the same shall become payable. Said deposits shall not be, nor be deemed to be, trust funds but may be commingled with general funds of Lender, or its designee. If at any time and for any reason Lender determines that said deposits are insufficient to pay the Impositions and insurance premiums in full as they become payable, Borrower will deposit with Lender, or its designee, within ten (10) days after demand therefor, such additional sum or sums as may be required in order for Lender, or its designee, to pay such Impositions and insurance premiums in fuel. It shall be the responsibility of Borrower to furnish bills to Lender or its authorized representatives in sufficient time for Lender to pay the Impositions and insurance premiums before any penalty attaches and before the policies lapse. Upon any Event of Default in the provisions of this Instrument or the Note, Lender may, at its option, in its sole and absolute discretion and without regard to the adequacy of its security hereunder, apply any such deposits to the payment of the Indebtedness in such manner as it may elect. Transfer of legal title to the Secured Property shall automatically transfer to the new owner the beneficial interest in all sums deposited under the provisions of this Section 1.04.

        1.05    Care and Use of Premises

                A. Maintenance and Repairs. Borrower, at its sole cost and expense, will take good care of the Secured Property and the sidewalks and curbs adjoining the Secured Property and will keep the same in good order and condition, and make all necessary repairs thereto, interior and exterior, structural and nonstructural, ordinary and extraordinary, unforeseen and foreseen, and will not commit or suffer to be committed any waste of the Secured Property and will not do or suffer to be done anything which will increase the risk of fire or other hazard to the Secured Property or any part thereof.

                B. Standard of Repairs. The necessity for and adequacy of repairs to the Improvements pursuant to subsection 1.05A shall be measured by the standard which is appropriate for a first-class, provided that Borrower shall in any event make all repairs necessary to avoid any structural damage to the Improvements in a proper condition for their intended use. When used in this Section 1.05, the terms "repair" and "repairs" shall include all necessary renewals and replacements. All repairs made by Borrower shall be made with first-class materials and in a good, substantial and workmanlike manner and shall be equal or better in quality and class to the original work.

                C. Notice to Borrower. Borrower will notify Lender or its authorized representative promptly of any damage to the Secured Property, the cost of which to repair is in excess of $100,000.00.

                D. Removal of Equipment. Borrower shall have the right, at any time and from time to time, to remove and dispose of equipment which may have become obsolete or unfit for use or which in no longer useful in the operation of the Secured Property. Borrower will promptly replace any such equipment so disposed of or removed with other equipment of a value and serviceability equal to or greater than the original value and serviceability of the equipment so disposed of or removed, free of superior title, liens and claims; except that, if by reasons of technological or other developments in the operation and maintenance of buildings of the general character of the Improvements, no replacement of the building equipment so removed or disposed of is necessary or desirable in the proper operation or maintenance of said Improvements, Borrower shall not be required to replace same. All such replacements or additional equipment shall be covered by the security interest herein granted.

         E. Compliance With Laws and Insurance. Borrower shall promptly comply with all present and future laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments, courts, departments, commissions, boards and officers, any national or local Board of Fire Underwriters, including without limitation, all zoning, building code, environmental protection and equal employment opportunity statutes, ordinances, regulations, orders and restrictions, foreseen or unforeseen, ordinary as well as extraordinary, which may be applicable to the Secured Property and the sidewalks and curbs adjoining the Secured Property or to the use or manner of use of the Secured Property whether or not such law, ordinance, order, rule, regulation or requirement shall necessitate structural changes or improvements. Borrower shall not bring or keep any article upon any of the Secured Property or cause or permit any condition to exist thereon which would be prohibited by or could invalidate any insurance coverage maintained, or required hereunder to be maintained, by Borrower on or with respect to any part of the Secured Property, and further shall do all other acts which from the character or use of the Secured Property may be necessary to protect the security hereof, the specific enumerations herein not excluding the general. Borrower covenants and agrees to take all reasonable steps necessary to cause the Improvements to comply with the Americans with Disabilities Act of 1990, as amended (42 U.S.C. section 12101, et seq.) and regulations promulgated thereunder; Borrower shall commence such actions within a year from the date hereof and shall diligently pursue the same, except that as to tenant spaces occupied by tenants, Borrower shall bring such spaces into compliance after vacation by the tenant.

         F. Hazardous Materials.

                  (1) For purposes herein, the term "Hazardous Material" means and includes any flammable explosives, radioactive materials, asbestos, underground fuel tanks, hazardous, toxic or dangerous waste, substance or related material, including, but not limited to, substances defined as such in (or for purposes of) or which may give rise to liability under (a) the Comprehensive Environmental Response, Compensation, and Liability Act, as amended, 42 U.S.C. Section 9601, et seq., (b) the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq.; (c) the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Section 6901, et seq.; (d) the Clean Water Act of 1977, 33 U.S.C. Sections 1251, et seq.; (e) the Federal Safe Drinking Water Act, 42 U.S.C. Sections 300(f), et seq., (f) the Federal Toxic Substances Control Act, 15 U.S.C. Sections 2601, et seq., the Federal Clean Air Act, 42. U.S.C. Section 7401 et sea.; the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Section 136, et seq.; the Georgia Air Quality Act; the Georgia Underground Storage Tank Act; the Georgia Water Quality Control Act; the Georgia Comprehensive Solid Waste Management Act; the Georgia Oil or Hazardous Material Spill or Release Act; the Georgia Hazardous Waste Management Act; the Georgia Hazardous Site Response Act and all regulations issued pursuant thereto and any so-called "Superfund" or "Superlien" law, or any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or material, as now or at any time hereafter in effect ("Hazardous Materials Laws").

                  (2) Borrower hereby indemnifies and agrees to defend, protect and hold Lender, its authorized representatives, its directors, officers, employees or agents, and any successor or successors to Lender's interest in the chain of title to the Secured Property, harmless from and against any and all losses, liabilities, fines, charges, damages, injuries, penalties, response costs, costs, expenses and claims of any and every kind whatsoever paid, incurred or suffered by, or asserted against, Lender or its authorized representative, including, without limitation:

                           (a) all foreseeable consequential damages;

                           (b) the costs of any required or necessary repair,
cleanup or detoxification of the Secured Property, and the preparation and implementation of any closure, remedial or other required plans; and

                           (c) all reasonable costs and expenses incurred by
Lender and its authorized representative in connection with clauses (a) and (b) above, including, but not limited to, attorneys' fees and expenses,

                                    (i) for, with respect to, or as a direct or
indirect result of (A) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharge or release from, the Secured Property or any other property legally or beneficially owned (or any interest or estate which is owned) by Borrower of any Hazardous Material (including, without limitation, any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under Hazardous Materials Laws to the extent such Hazardous Materials were present, escaped, seeped, leaked, spilled, discharged, emitted, or released during or prior to Borrower's ownership of the Secured Property, but regardless of whether or not caused by, or within the control of, Borrower or any predecessor in title or any employees, agents, contractors or subcontractors of Borrower, or any third persons at any time, occupying or present on or otherwise affecting the Secured Property; or (B) the transport, treatment, storage or disposal of Hazardous Materials to or at any location by Borrower or by any other party directly or indirectly affiliated with it, or at the direction or on behalf of any of them; or

                                    (ii) arising out of or related to any breach
of Borrower's obligations under this subsection 1.05F or any inaccuracy, incompleteness or misrepresentation under subsections 2.03C and D below, irrespective of whether any of such actions or circumstances were or will be in compliance with applicable laws, regulations, codes or ordinances.

Such indemnification and hold harmless agreement shall survive the repayment of all sums due under the Note and the release or reconveyance of or foreclosure under this Instrument.

                           (3) Borrower shall keep and maintain the Secured
Property in compliance with, and shall not cause or permit the Secured Property to be in violation of any federal, state or local laws, ordinances or regulations relating to industrial hygiene or to the environmental conditions on, under or about the Secured Property including, but not limited to, soil and ground water conditions. Borrower shall not use, generate, manufacture, store, dispose of or permit to exist in, on, under or about the Secured Property any Hazardous Material except in such quantities or concentrations as would not constitute a violation of any Hazardous Materials Laws and which would not otherwise create an environmentally unsafe or unsound condition. Borrower hereby agrees at all times to comply fully and in a timely manner with, and to cause all of its employees, agents, contractors and subcontractors and any other persons occupying or present on the Secured Property to so comply with all Hazardous Materials Laws.


                           (4) Borrower represents and warrants that, to the
best of its knowledge, (a) no enforcement, cleanup, removal or other governmental or regulatory actions have, at any time, been instituted, contemplated or threatened against the Secured Property, or against Borrower with respect to the Secured Property, pursuant to any Hazardous Materials Laws;
(b) no violation or non-compliance with Hazardous Materials Laws has occurred with respect to the Secured Property at any time; and (c) no claims have, at any time, been made or threatened by any third party against the Secured Property or against Borrower with respect to the Secured Property, relating to damage, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Materials (the matters set forth in clauses (a), (b) and (c) above are hereinafter referred to as "Hazardous Materials Claims"). Borrower shall promptly advise Lender or its authorized representative in writing if any Hazardous Materials Claims asserted, or if Borrower obtains knowledge of any discharge, release, or disposal of any Hazardous Materials in, on, under or about the Property.

                           (5) Without Lender's prior written consent, Borrower
shall not take any remedial action in response to the presence of any Hazardous Materials on, under or about the Secured Property, nor enter into any settlement agreement, consent decree, or other compromise in respect to any Hazardous Materials Claims, which remedial action, settlement, consent or compromise might, in Lender's reasonable judgment, impair the value of Lender's security hereunder; provided, however, that Lender's prior consent shall not be necessary in the event that the presence of any Hazardous Material on, under, or about the Secured Property either poses an immediate threat to the health, safety or welfare of any individual or is of such a nature that an immediate remedial response is necessary and it is not possible to obtain Lender's consent before taking such action, provided that in such event Borrower shall notify Lender as soon as practicable of any action so taken. Lender agrees not to withhold its consent, where such consent is required hereunder, if either (i) a particular remedial action is ordered by a court of competent jurisdiction, or (ii) Borrower establishes to the reasonable satisfaction of Lender that there is no reasonable alternative to such remedial action which would result in less impairment of Lender's security hereunder.

                           (6) Lender or its authorized representative shall
have the right to join and participate in, as a party if it so elects, any legal proceedings or actions initiated by any person or entity in connection with any Hazardous Materials Claims and, in such case, to have its reasonable attorneys' fees and costs actually incurred in connection therewith paid by Borrower.

         G. Reserved.

         H. Compliance With Instruments of Record. Borrower will promptly perform and observe, or cause to be performed and observed, all of the terms, covenants and conditions of all instruments of record affecting the Secured Property, non-compliance with which may affect the priority of the lien of this Instrument, or which may impose any duty or obligation upon Borrower or any lessee or other occupant of the Secured Property or any part thereof, and Borrower shall do or cause to be done ail things necessary to preserve intact and unimpaired any and ail easements, appurtenances and other interests and rights in favor of or constituting any portion of the Secured Property.

         I. Alteration of Secured Property. Borrower will not demolish, remove, construct, restore, add to or alter any Improvement or any extension thereof, nor consent to or permit any such demolition, removal, construction, restoration, addition or alteration without Lender's prior written consent, which consent will not be unreasonably withheld, delayed or conditioned, except for (1) tenant improvement work and tenant alterations provided for in any Lease in effect on the date hereof and any other Lease approved by Lender in writing or for which Lender's approval is not required or as to which Lender is deemed to have given its approval under the provisions of Section 1.08)(E), but such deemed approval shall be sufficient for purposes of this Section I.O5(I) ONLY if the written request for approval of such Lease specifies that the request includes a request for approval of alterations of the Secured Property not otherwise permitted and describes the estimated cost thereof and attaches the work letter or refers to the work letter attached to the lease, and (2) ordinary, non-structural maintenance work, and (3) structural repairs and restorations having a cost of less than $100,000.

         J. Parking. Mortgagor will grant no parking rights in the Secured Property other than those provided for in existing Leases, and Leases otherwise approved by Lender or Leases otherwise permitted without Lender's consent, except with Lender's or its authorized representative's prior written consent. Subject to casualty and condemnation the Secured Property shall contain at all times not less than 2,350 on-site parking spaces for standard-size American automobiles, said parking spaces to be located upon the Land primarily within a nine-level parking garage. If any part of the automobile parking areas included within said Secured Property is taken by condemnation or said areas are otherwise reduced, Borrower will provide parking facilities in kind, size and location to comply with all Leases, and before making any contract therefor will furnish to Lender or its authorized representative satisfactory assurance of completion thereof free of liens and in conformity with all governmental zoning ordinances and regulations.

         K. Entry on Secured Property. Lender and its authorized representative or their representatives are hereby authorized, subject to the rights of tenants at the Secured Property, to enter upon and inspect the Secured Property at all reasonable times and as often as Lender or its authorized representative deem necessary or appropriate.

         L. No Consent to Alterations or Repairs. Nothing contained in this Instrument shall be deemed or construed in any way as constituting the consent or request of Lender, express or implied by inference or otherwise to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration to or repair of the Secured Property or any part thereof.

         M. Mechanics Liens. Borrower will discharge, pay, or bond, or cause to be discharged, paid or bonded, from time to time when the same shall become due, all lawful claims and demands of mechanics, materialmen, laborers and others which, if unpaid, will result in, or permit the creation of a lien on the Secured Property or any part thereof, or on the revenues, rents, issues, income and profits arising therefrom, and Borrower will do or cause to be done everything necessary so that the lien of this Instrument shall be fully preserved, at the cost of Borrower without expense to Lender.

         N. Use of Secured Property by Borrower. Borrower will use, or cause to be used, the Secured Property principally and continuously as and for a first-class office development with related commercial facilities, if any. Borrower shall not use, or permit the use of the Secured Property or any part thereof for any other principal use without the prior written consent of Lender.

         0. Use of Secured Property by Public. Borrower shall not suffer or permit the Secured Property, or any portion thereof, to be used by the public as such, without restriction or in such manner as might impair Borrower's title to the Secured Property or any portion thereof, or in such manner as might make possible a claim or claims of adverse usage or adverse possession by the public, or of implied dedication of the Secured Property or any portion thereof.

         P. Management. Management of the Premises shall be satisfactory to Lender (and shall be deemed satisfactory if same is in compliance with Section 1.08(D) hereof) and shall be performed by Borrower or a mamangement company approved in writing by Lender and under a management contract satisfactory to Lender (approval of such management company and/or management contract not to be unreasonably withheld, delayed or conditioned by Lender), which management contract shall be subject and subordinate to the rights and title of lender under this Instrument.

     1.06 Financial Information.

         A. Audit. Borrower will keep and maintain complete and accurate books and records of the earnings and expenses of the Secured Property and, without expense to Lender, furnish to Lender or its authorized representative, within one hundred twenty (120) days after the end of each fiscal year of Borrower, an annual audit prepared and certified by an independent certified public accountant reasonably satisfactory to Lender, in accordance with generally accepted accounting principles relating to real estate consistently applied, which shall include: (1) a statement of financial position and liabilities of Borrower with respect to the Secured Property, (2) a statement of cash flows by Borrower with respect to the Secured Property, (3) a detailed summary of operations relating to the ownership and operation of the Secured Property, including, without limitation, all rents and other income derived therefrom and all expenses paid or incurred in connection therewith, and (4) such interim statements of financial position and summaries of operations or loss statements and income and expense reports as may be required by Lender.

          B. Right to Inspect Books and Records. Lender or its representative shall have the right to examine and make copies of such books and records and all supporting vouchers and data at the Premises or at Borrower's principal place of business at Borrower's expense (excluding the cost of travel, lodging and meals); provided that Lender shall exercise such rights no more often than one (1) time per calendar year.

     1.07 Condemnation.

          A. Lender's Right to Participate in Proceedings. If the Secured Property, or any part thereof, shall be taken in condemnation proceedings or by exercise of any right of eminent domain (collectively, "Condemnation Proceedings"), Lender by itself or through its authorized representative shall have the right to participate in any such Condemnation Proceedings and the award or payment that may be made in any such Condemnation Proceedings is hereby assigned to Lender and shall be deposited with Lender and disbursed in the manner set forth in this Section 1.07. Borrower will give Lender or its authorized representative immediate notice of the actual or threatened commencement of any Condemnation Proceedings affecting all or any part of the Secured Property, including severance and consequential damage and change in grade in streets, and will deliver to Lender or its authorized representative copies of any and all papers served in connection with any such proceedings.

            Notwithstanding the foregoing, Lender or its authorized representative is hereby authorized, at its option, to commence, appear in and prosecute with Borrower, in its own or Borrower's name, any action or proceeding relating to any such condemnation. No settlement for the damages sustained thereby shall be made by Borrower without Lender's or its authorized representative's prior written approval thereof, which approval will not be unreasonably withheld, delayed or conditioned.

Borrower may not settle for the damages sustained thereby without Lender's consent, not to be unreasonably withheld; provided, however, that Borrower may, without Lender's consent, settle for the damages sustained thereby if the resulting settlement is in an amount sufficient to satisfy the Indebtedness in full. Borrower agrees to execute any and all further documents that may be required in order to facilitate the collection of any award or awards and the making of any such deposit.

         B. Application of Condemnation Award. If at any time title or temporary title to the whole or any part of the Secured Property shall be taken in Condemnation Proceedings or pursuant to any agreement between Borrower, Lender and those authorized to exercise the right to condemnation, Lender by itself or through its authorized representative, at its option in its sole and absolute discretion and without regard to the adequacy of its security hereunder, shall have the right to apply such award or proceeds which it receives to payment of the Indebtedness in inverse order of maturity. In the event that all or substantially all of the Secured Property is taken and the amount of the award or proceeds received by Lender shall not be sufficient to pay the then unpaid balance of the Indebtedness, then the balance of the Indebtedness shall, at the option of Lender or its authorized representative, become immediately due and payable and Borrower shall, within thirty (30) days after the application of the award or proceeds as aforesaid, pay such deficiency to Lender. "Substantially all of the Secured Property" shall be deemed to have been taken if the remainder of the Secured Property (1) in the sole opinion of Lender's Architect, cannot be capable of being restored to a self-contained and architecturally complete unit or units or (2) in the sole reasonable opinion of Lender or its authorized representative, the balance of the Secured Property as restored will not be economically viable and capable of supporting all carrying charges and operation and maintenance expenses.

         C. Reimbursement of Costs. In the case of any taking covered by the provisions of this Section 1.07, Lender or its authorized representative (to the extent that it has not been reimbursed therefor by Borrower) shall be entitled, as a first priority, to the reimbursement out of any award or awards for all reasonable costs, fees, reimbursements to Lender and its authorized representative and expenses incurred in the determination and collection of any such awards.

         D. Existing Obligations. Notwithstanding any taking by Condemnation Proceedings, Borrower shall continue to pay the monthly installments due under the Note as well as all other sums secured by this Instrument at the rate provided therein until any such award or payment shall have been actually received by Lender and applied to the Indebtedness. Any reduction in the Indebtedness resulting from Lender's application of such award or payment as hereinabove set forth shall be deemed to take effect only on the date of receipt by Lender. If prior to Lender's receipt of such award or payment the Secured Property shall have been sold on foreclosure of this Instrument, Lender shall have the right to receive said award or payment to the extent of any portion of the Indebtedness still unpaid after application of the proceeds of the foreclosure sale, with interest thereon at the Increased Rate, plus reasonable attorneys' fees and other costs and disbursements actually incurred by Lender in connection with the collection of such award or payment and in establishing the deficiency. The application of condemnation proceeds to the obligations secured by this Instrument, whether or not then due or not then due or payable, shall not postpone, abate or reduce any of the periodic installments of principal and/or interest thereafter to become due under this Instrument until the Indebtedness is paid in full.

         E. Application of Award. Notwithstanding any provision contained herein to the contrary, if all or any part of the Premises shall be taken in a Condemnation Proceeding (except for a taking which occurs during the last six months of the loan term), Lender shall, after deducting Lender's reasonable costs in connection with the disbursement of funds, apply the award or payment to the cost to restore, repair or alter the remaining portion of the Secured Property, subject to the provisions of subsection 1.03G (which shall apply in all respects except that any reference therein to insurance proceeds shall be deemed to refer to the award or payment in the taking, and Borrower shall likewise have the right to request that the award be deposited in an interest-bearing account if the award is in excess of $100,000.00, in accordance with the provisions of Section 1.03F(1)), and Borrower will promptly restore, repair or alter the remaining Secured Property. The provisions of this subsection 1.07E shall not apply unless (1) the balance of the Improvements shall, in the opinion of Lender's Architect, be capable of being restored to a self-contained and architecturally complete unit or units, (2) the balance of the Improvements after restoration to a self-contained and architecturally complete unit or units shall, in the reasonable opinion of Lender, be economically viable and capable of supporting all carrying charges and operating and maintenance expenses of the Secured Property, after reduction, if any, of the Indebtedness in accordance with the following sentence, and (3) Borrower shall furnish to Lender evidence satisfactory to Lender that the Improvements so restored or reconstructed and their use would fully comply with all zoning and building laws, ordinances and regulations, and with all other applicable federal, state and municipal laws and requirements. The balance of the condemnation award or payment so deposited with Lender, after disbursement in accordance with this subsection 1.07E sall be applied to the Indebtedness in inverse order of maturity, whether or not the same shall then be due and payable. all awards and payments and other sums deposited with Lender, until expended or applied as provided in this subsection, may be commingled with the general funds of Lender and shall constitute additional security for the Indebtedness and shall not bear interest: In all cases where a taking occurs during the last six months of the loan term, or if Lender has determined in its sole reasonable discretion that leases remaining in effect after the taking do not produce rental income of at least 110% of the debt service on the Indebtedness for such period (taking into account any rent loss insurance proceeds available with respect to such taking), or where any of the conditions set forth in Section 1.03G(l)(a), (b) (c), (e) and (f) are not satisfied, or in Lender's sole reasonable judgment Borrower is not proceeding with the repair or restoration in a manner that would entitle Borrower to have the awards or payments disbursed to it, Lender, at its option in its sole and absolute discretion and without regard to the adequacy of its security hereunder, shall have the right to apply such award or proceeds which it receives to payment of the Indebtedness in the inverse order of maturity, whether or not the same shall then be due and payable.

     1.08 Leases.

          A. Performance of Lessor's Covenants. Borrower, as lessor, has entered and will enter into leases with space tenants, as lessees, for parts or all of the Secured Property (all such ]eases for parts or all of the Secured Property are hereinafter referred to individually as a "Lease" and collectively as "Leases" and the lessees under such Leases are hereinafter referred to individually as a "Lessee" and collectively as "Lessees"). Borrower shall faithfully perform the lessor's covenants under any subsisting and future Leases affecting the Secured Property or any part thereof, and neither do, nor neglect to do, nor permit to be done (other than enforce the terms of such Leases and exercise the lessor's remedies thereunder following a default or event of default on the part of any Lessee in the performance of its prescribed obligations), anything which may cause the modification or termination of any of said Leases, or of the obligations of any Lessee or any other person claiming through such Lessee, or which may diminish or impair the value of any Lease or the rents provided for therein, or the interest of the lessor or of Lender therein or thereunder.

          B. Notice of Default. Borrower will give Lender or its authorized representative immediate notice, by certified mail, of any notice of default, event of default or cancellation given to or received from (i) any Lessee having a Lease of more than 5,000 square feet, (ii) all Lessees having a Lease of 5,000 square feet or less, when in any six month period such notices are given by Lessees having Leases of 40,000 square feet or more in the aggregate, and (iii) Lessees under any Lease having a remaining term of 1 year or more.

          C. Representations Regarding Leases. Borrower hereby represents and warrants that to the knowledge and belief of Borrower, upon due inquiry, (1) all representations made by it in the Leases are true; (2) all Improvements and the leased space demised and let pursuant to each Lease have been completed to the satisfaction of Lessee; (3) each Lessee has accepted possession of its leased space and has opened for business and commenced payment of rent under its Lease;
(4) each Lessee is in occupancy; (5)all rents and other charges due and payable under the Leases have been paid except as disclosed in writing to Lender; (6) no rent has been prepaid, except as expressly described under such Lease; (7) there is no existing default or breach of any covenant or condition on the part of any Lessee or Lessor under any Lease except as disclosed in writing to Lender and no Lessee has any rights to any offsets or concessions, claims or defenses to the enforcement of such Lease except as disclosed in writing to Lender; (8) there are no options to purchase all or any portion of the Secured Property contained in any Lease; (9) there are no options to renew by any Lessee except as stated in the Leases; (10) there are no amendments of or modifications to any Leases except as disclosed in writing to Lender; and (11) no leasing brokerage commissions are due or payable or to come due and payable with respect to the Leases (except for one $10,000.00 commission due in January, 1997 with respect to one Lessee, and commissions due upon renewals, extensions and expansions with respect to such Lessees as have been disclosed in writing to Lender).

     D. Manager. The manager of the Secured Property shall be of good reputation and be generally recognized as experienced in the management of properties of size and type similar to the Secured Property. The manager or management may not be changed without first having obtained Lender's or its authorized representative's prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned.

     E. Covenants Regarding Leases. Borrower covenants it will not, without the prior written consent of the Lender obtained in each instance, which consent shall not be unreasonably withheld, delayed or conditioned:

          (1) lease to any person, firm or corporation, except for actual occupancy by such person, firm or corporation, all or any part of the space in any of the Improvements;

          (2) cancel, terminate or accept a surrender or suffer or permit any cancellation, termination or surrender of any Lease (except in each case in accordance with the terms thereof) other than any Lease having a remaining term of less than six (6) months;

          (3) modify any Lease so as to reduce the term thereof or the rent payable thereunder, or to change any renewal provision contained therein;

          (4) commence any summary proceeding or other action to recover possession of any space demised pursuant to any Lease, other than a proceeding brought in good faith by reason of a default of any Lessee;

          (5) receive or collect or permit the receipt or collection of any rental payments of more than one monthly installment of rent under any Lease in advance of the due dates of such rental payments;

          (6) take any other action with respect to any Lease which would tend to impair materially the security of the Lender under this Instrument;

          (7) extend any present Lease other than in the manner presently provided for therein, except on the best terms reasonably obtainable, and on Borrower's standard form without material variance in comparison to the terms afforded other Lessees;

          (8) execute an agreement or create or permit a lien which may be or become superior to any existing Leases affecting the Secured Property;

          (9) sell, assign, transfer, mortgage, pledge or otherwise dispose of or encumber, whether by operation of law or otherwise, any Lease or any rentals under any Lease or any rents, income, profits or cash collateral issuing from the Secured Property;

          (10) request, consent, or agree to or accept the subordination of any Lease to any mortgage, deed to secure debt, deed of trust or other encumbrance now or hereafter affecting the Premises other than this instrument;

          (11) fail to perform any material covenant or agreement to be performed by Borrower, as lessor under any of the leases; or

          (12) suffer or permit to occur any release of liability of any Lessee or the accrual of any right in any Lessee to withhold payment of Rents (as hereinafter defined);

          (13) enter into any new Lease of all or any portion of the Premises except as provided herein, provided, however, that Borrower may enter into new Leases of less than 10,000 rentable square feet or having a term of less than two (2) years, in either case without Lender's prior written approval, provided such lease is on Borrower's standard lease form as approved by Lender without material variance in comparison to the terms afforded other Lessees.

Lender will not unreasonably withhold its consent to any Lease submitted to Lender as to which Lender's consent or approval is required or as to matters set forth in Section 1.08(E)(1), (2), (3), (7), (11) and (12). Any Lease or written request under 1.08(E)(1), (2), (3), (7), (11) or (12) submitted to Lender for its approval which is not approved or disapproved by Lender within ten (10) business days after Lender's receipt thereof shall be deemed approved by Lender, provided it is specified on the Lease (or such other request for approval) so submitted or the accompanying cover letter that the Lease will be deemed approved by Lender if Lender does not disapprove such Lease (or such other matter, as applicable) within ten (10) business days after Lender's receipt thereof. Except in instances where Lender's approval is deemed to have been given as provided in the immediately preceding sentence, all consents, approvals or disapprovals of Lender as may be given or required hereunder shall only be valid if given in writing.

     F. Application of Rents. Borrower shall use and apply all rents, income and profits from the Secured Property first to the payment of the Indebtedness in accordance with the terms of the Loan Documents, and then to the payment of all Impositions and costs and expenses of management, operation, repair, maintenance, preservation, reconstruction and restoration of the Secured Property in accordance with the requirements of this instrument and the obligations of Borrower as the lessor under any Lease, and shall not use such rents, income or profits for purposes unrelated to the Secured Property unless and until all current payments on the Indebtedness, Impositions, and such costs and expenses have been paid or provided for and adequate cash reserves have been set aside on a monthly basis to ensure the timely payment of Impositions and Indebtedness next coming due.

1.09     Assignment of Leases, Rents, Income, Profits and Cash Collateral.

          A. Assignment; Discharge of Obligations. Borrower does hereby absolutely and presently bargain, sell, assign and set over unto Lender, all Leases, rents, income, profits, royalties, income, tax refunds, other refunds and other benefits. including, without limitation, benefits accruing from all present and future oil, gas and mineral leases and agreements derived from the Premises and any and all cash collateral (all of the foregoing, the "Rents"), which, whether before or after foreclosure or during the full period of redemption, shall be made upon or accrue and be owing for the use or occupation of the Secured Property and of the buildings and fixtures thereon, or any part thereof. For the aforesaid purpose, Borrower does hereby constitute and appoint Lender its attorney-in-fact, irrevocably in its name, to receive, collect and receipt all sums due or owing for such use and occupation, as the same accrue, and, out of the amount so collected, Lender, its successors and assigns, are hereby authorized (but not obligated) to pay and discharge all obligations of Borrower hereunder, including, but not being limited to, the obligation to pay the Indebtedness (and including any accelerated Indebtedness) in such order as Lender, its successors or assigns, may determine and whether due or not, and to pay the remainder, if any, to Borrower, but neither this assignment nor any such action shall constitute Lender as a "mortgagee in possession". The assignments of Leases, rents, income, profits and any and all cash collateral of the Secured Property in this Section 1.09 is intended to be an absolute and present assignment from Borrower to Lender and not merely the passing of a security interest. Borrower shall, at any time or from time to time, upon request of lender, execute and deliver any instrument as may be requested by Lender to further evidence the assignment and transfer to Lender of Borrower's interest in any Lease. Nothing herein shall in any way limit Lender's remedies or Borrower's obligations under the Assignment to Lender. It is the intent of the parties that the terms of this Instrument and the terms of the Assignment shall be cumulative, but to the extent of any contradictions between the terms of the Assignment and the terms of this Instrument as to the Leases and the Rents, the terms of the Assignment shall control.

          B. Entry Onto Secured Property; Lease of Secured Property. Upon the occurrence of an Event of Default (as hereinafter defined), Lender at its sole option shall have the right by itself or through its authorized representative, to enter and take possession of the Secured Property and manage and operate the same as further provided in subsection 4.01C, including, without limitation, the right to enter into Leases and new agreements extending said termination dates beyond the maturity set forth in the Note and take any action which, in Lender's judgment, is necessary or proper to conserve the value of the Secured Property. The expense (including any receiver's fees, attorneys' fees, costs and agent's compensation) incurred pursuant to the powers herein contained shall be secured hereby. Lender shall not be liable to account to Borrower for any action taken pursuant hereto other than to account for any rents actually received by Lender.

          C. License to Manage Secured Property. Notwithstanding anything to the contrary contained in subsection 1.09A above, so long as there shall exist no Event of Default hereunder, Borrower shall have the license to manage and operate the Secured Property, subject to Section 1.08 herein including without limitation, the right to enter into Leases, and collect, as they accrue, all such rents, income, profits and cash collateral.

          D. Delivery of Assignments. Borrower will, as requested from time to time by Lender, execute such additional documents as are reasonably requested by Lender, to evidence the assignment to Lender or its nominee of any Leases now or hereafter made upon said Secured Property, such assignment documents to be in form and content acceptable to Lender. For the aforesaid purposes, Borrower agrees to deliver to Lender or its authorized representative within thirty (30) days after Lender's request, a duplicate original (or copy certified by Borrower to be accurate and complete) of every Lease which is at the time of such request outstanding upon the said Secured Property and in addition thereto shall supply Lender or its authorized representative at its request a complete list of each and every Lease certified by (l) an officer of Borrower, if Borrower is a corporation, or (2) a general partner of Borrower (or an officer of any such general partner which is a corporation) if Borrower is a partnership or (3) a trustee of Borrower (or an officer of any such trustee which is a corporation) if Borrower is a trust, or (4) Borrower if Borrower is an individual or individuals, showing unit number, type, name of each Lessee, monthly rental, date to which rents have been paid, term of Lease, date of occupancy, date of expiration and any and every special concession or inducement granted to Lessee.

          E. Indemnity. Notwithstanding anything to the contrary set forth in this Section 1.09, Borrower agrees that in the exercise of the rights of Lender contained in this Section 1.09, no liability shall be asserted by Borrower against Lender or its authorized representative, all such liability being expressly waived and released by Borrower. Borrower hereby holds Lender and its authorized representative harmless time and against any and all claims, liabilities and expenses of any kind or nature against or incurred by Lender and its authorized representative arising out of such management, operation or maintenance of the Secured Property or the collection and disposition of rents, income, profits or cash collateral therefrom, except for Lender's gross negligence or willful misconduct.

     1.10 Further Assurances.

          A. General; Appointment of Attorney-in-Fact. At any time, and from time to time, upon request by Lender, Borrower will make, execute, and deliver or cause to be made, executed and delivered to Lender or its authorized representative, any and all other instruments, certificates and other documents as may, in the reasonable opinion of Lender or its authorized representative, be necessary or desirable in order to effectuate, complete, perfect or continue and preserve the obligations of Borrower under the Note and the Loan Documents. Upon any failure by Borrower to do so, Lender may make, execute and record any and all such instruments, certificates and documents for and in the name of Borrower and Borrower hereby irrevocably appoints Lender the agent and attorney-in-fact of Borrower for such purposes. Such power of attorney is coupled with an interest and is irrevocable by death or otherwise. Borrower will reimburse Lender and its authorized representative for any reasonable or customary sums expended by them in making, executing and recording such instruments, certificates and documents and such sums shall be secured by this Instrument.

          B. Statement Regarding Indebtedness. Borrower from time to time, within ten (10) days after request by Lender, shall furnish Lender or its designee with a written statement, duly acknowledged, setting forth the unpaid principal of, and interest on, the Indebtedness secured hereby and whether or not any set-offs or defenses exist against such principal and interest, and, if so, the particulars thereof. Lender shall, no more often than one (l) time per calendar year and at Borrower's expense, within ten (10) days after request by Borrower, furnish Borrower or its designee with a written statement, duly acknowledged, setting forth the unpaid principal of, and interest on, the Indebtedness secured hereby and whether or not any setoffs or defenses exist against such principal and interest, and, if so, the particulars thereof.

          C. Additional Security Instruments. Borrower shall from time to time, within fifteen (15) days after request by Lender or its authorized representative, execute, acknowledge and deliver to Lender or its authorized representative such chattel mortgages, security agreements or other similar security instruments in favor of Lender, in form and substance satisfactory to Lender or its authorized representative, covering all property of any kind whatsoever owned by Borrower or in which Borrower may have any interest which, in the sole opinion of lender or its authorized representative, is essential to the operation and maintenance of the Secured Property. Borrower shall further from time to time within fifteen (15) days after request by Lender or its authorized representative, execute, acknowledge and deliver any financing statement, renewal, affidavit, certificate, continuation statement or other document as Lender or its authorized representative may request in order to perfect, preserve, continue, extend or maintain the security interest under, and the priority of, this Instrument or such chattel Instrument or other security instrument as a first priority security title, lien and security interest. Borrower further agrees to pay to Lender or its authorized representative on demand all costs and expenses incurred by Lender and its authorized representative in connection with the preparation, execution, recording. filing and refiling of any such instrument or document, including the charges for examining title and the attorneys' fee for rendering an opinion as to the priority of this Instrument and of such chattel Instrument or other security instrument as a valid first and subsisting security title, lien and security interest. However, neither a request so made by Lender or its authorized representative nor the failure of Lender or its authorized representative to make such a request shall be construed as a release of such property, or any part thereof, From the lien of this Instrument, it being understood and agreed that this covenant and any such chattel Instrument, security agreement or other similar security instrument, delivered in favor of Lender, are cumulative and given as additional security. Borrower shall also pay all actual premiums and related costs in connection with any title insurance policy or policies in full or partial replacement of the title policy now insuring or which will insure the security title and lien of this Instrument.

               D.   Security Agreement.

                    (1) This Instrument shall constitute a security agreement under Article 9 of the Uniform Commercial Code as adopted in the State of Georgia (the "Code") with respect to the Personal Property covered by this Agreement. Borrower hereby appoints Lender as its attorney-in-fact to execute and file on its behalf any financing statements, continuation statements or other statements in connection therewith which Lender deems necessary or reasonably advisable to preserve and maintain the Priority of the lien hereof, or to extend the effectiveness thereof, under the Code or any other laws which may hereafter become applicable. This power, being coupled with an interest, shall be irrevocable so long as any part of the Indebtedness remains unpaid. Borrower shall pay to Lender or its authorized representative, from time to time, upon demand, any and all costs and expenses incurred by Lender and its authorized representative in connection with the filing of any such statements including, without limitation reasonable attorneys' fees and all disbursements and such amounts shall be part of the indebtedness secured by this Instrument.

               (2)  Borrower represents and warrants that:

                    (i) Borrower's chief executive office is located at 115 Perimeter Center Place, Suite 940, Atlanta, Georgia 30346.

                    (ii) Borrower's only places of business in the State of Georgia is the Land and as set forth in (i) above, and the only location where any of the Personal Property is located, is the Land.

                    (iii) All tangible Personal Property shall be located at the Premises.

                    (iv) The Personal Property shall be used solely for business purposes.

Borrower shall furnish Lender with notice of any changes in the matters addressed by clauses (i) through (iv) above within thirty (30) days after the effective date of any such change, and Borrower will promptly execute any financing statements or other instruments deemed necessary by Lender to prevent any filed financing statement from becoming misleading or to continue the perfection of the security interest granted hereby.

               (3) Upon the occurrence of an Event of Default, Lender shall have the remedies of a secured party under the Code including, without limitation, the right to take immediate and exclusive possession of the Personal Property or any part thereof, and for that purpose may enter upon any place where the Personal Property or any part thereof may be situated and remove the same therefrom, and Lender shall be entitled to hold, maintain, preserve and prepare the Personal Property for sale until disposed of, or may retain such property subject to the right of redemption of Borrower, if any, in satisfaction of the obligations of Borrower, all as provided in the Code. Lender. without removal, may dispose of the Personal Property at the Premises. Lender may require Borrower to assemble the Personal Property and make it available to Lender for its possession at a place to be designated by Lender which is reasonably convenient to the parties. Lender will give Borrower at least twenty (20) days prior notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of reasonable notice shall be met if such notice is provided in accordance with the provisions hereof at least twenty (20) days before the time of the sale of disposition. Lender or Borrower may buy at any public sale and if the Personal Property is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, Lender may buy at private sale and may credit the Indebtedness in satisfaction of its bid. Any such sale may be held as part of and in conjunction with any judicial or non-judicial foreclosure sales of the real estate comprising the Secured Property, and the Personal Property and any remaining Secured Property may be sold as one lot if Lender so elects. The net proceeds realized upon any such disposition after deduction for the expenses of retaking, holding, preparing for sale, selling and the like and the reasonable attorneys' fees and legal expenses incurred by Lender shall be applied in satisfaction of the Indebtedness hereby secured. Lender will account to Borrower for any surplus realized on such disposition. The remedies of Lender hereunder are cumulative and the exercise of any one or more of the remedies provided herein or under the Code shall not be construed as a waiver of any other remedies of Lender.

          E. Preservation of Borrower's Existence. If Borrower is a partnership or a corporation, it shall do all things necessary to preserve and keep in full force and effect its existence, franchise, rights and privileges under the laws of the state of its formation or incorporation and the state in which the Secured Property is located, if required by the laws of such state, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to it.

          F. Further Indemnities. In addition to any other indemnities to Lender specifically provided for in this Instrument, Borrower hereby indemnifies and saves Lender and its authorized representative harmless from and against any and all losses, liabilities, suits, obligations, fines, damages, penalties, claims, costs, charges, and expenses, including, without limitation, reasonable architects', engineers' and attorneys' fees and all disbursements which may be imposed upon, incurred or asserted against Lender and its authorized representative prior to any entry by Lender or its authorized representative onto the Premises and taking of possession of the Premises or any part thereof by reason of: (1) the construction of the Improvements, (2) any capital improvements, other work or things, done in, on or about the Secured Property or any part thereof, (3) any use, non-use, misuse, possession, occupation, alteration, repair, condition, operation, maintenance or management of the Secured Property or any pan thereof or any street. drive, sidewalk, curb, passageway or space comprising a part thereof or adjacent thereto. (4) any negligence or willful act or omission on the part of Borrower, any Lessee under a Lease or their property managers, agents, contractors, servants, employees, licensees or invitees, (5) any accident, injury (including death) or damage to any person or property occurring in, on or about the Secured Property or any part thereof or in, on or about any street, drive, sidewalk, curb, passageway or space adjacent thereto, (6) any default or Event of Default (as herein defined), (7) any lien or claim which may be alleged to have arisen on or against the Secured Property or any part thereof under the laws of the local or state government or any other governmental or quasi-governmental authority or any liability asserted against Lender or its authorized representative with respect thereto, (8) any tax attributable to the execution, delivery, filing or recording of this Instrument, the Note, any Lease, or any other Loan Documents, (9) any contest permitted pursuant to the provisions of this Instrument, and (10) the presence of any Hazardous Materials (as such term is defined in subsection 1.05F herein) in or about the Secured Property which was initially on or about the Secured Property during or prior to Borrower's legal or beneficial ownership of the Secured Property.


          G.   Absence of Insurance. The obligations of Borrower under this
Section 1.10 shall not in any way be affected by the absence in any case of covering insurance, by the amount of the insurance or by the failure or refusal of any insurance carrier to perform any obligation on its part under insurance policies affecting the Secured Property. If any claim, action or proceeding is made or brought against Lender and/or its authorized representative by reason of any event as to which Borrower is obligated to indemnify Lender, then, upon demand by Lender and/or its authorized representative, Borrower, at its sole cost and expense, shall resist or defend such claim, action or proceeding in Lender's or its authorized representative's name, if necessary, by the attorneys for Borrower's insurance carrier, if such claim, action or proceeding is covered by insurance, otherwise by such attorneys as Lender or its authorized representative shall approve. Notwithstanding the foregoing, Lender or its authorized representative may engage its own attorneys in its reasonable discretion to defend it or to assist in its defense and Borrower shall pay the reasonable fees and disbursements of such attorneys and such amounts shall bear interest at the Increased Rate and shall be secured by this Instrument.

     1.11 Further Sales or Encumbrances.

          A. Continuing Ownership and Management. Borrower acknowledges that the continuous ownership of the Secured Property and the continuous management and/or control of the operation of same by Borrower is of a material nature to the transaction and the making of the loan evidenced by the Note and secured by this Instrument.

          B. Transfer or Encumbrance of Secured Property. Borrower shall not, without the prior written consent of Lender or its authorized representative being first had and obtained (which consent may be granted or denied in Lender's or its authorized representative's sole discretion), voluntarily or involuntarily, by operation of law or otherwise, transfer or dispose of, or suffer any third party to transfer or dispose of, all or any portion of the Secured Property or any interest therein or the management and/or operation by Borrower of the Secured Property. For purposes of this Section 1.11, a transfer or disposition of the Secured Property or any part thereof or interest therein shall include, without limitation the sale of the Secured Property or any portion thereof to a residential cooperative corporation, conversion of all or any part of the Secured Property to a condominium form of ownership, execution of a contract to sell or option to purchase all or any portion of the Secured Property or any interest therein (other than a contract or agreement which provides for a purchase price in excess of the amount necessary to satisfy the Indebtedness in full, or a contract or agreement which by its terms provides that Borrower's obligations thereunder are subject to Lender's approval), any lease for space in any Improvements on the Secured Property for purposes other than occupancy by the tenant, any lease for space in Improvements containing an option to purchase, or any direct or indirect sale, assignment, conveyance, transfer (excluding a transfer as a result of or in lieu of condemnation, except for a voluntary conveyance by Borrower not permitted under Section 1.07A), or other alienation of all or any portion of the Secured Property or any interest therein, including, but not limited to, the creation of a lien or other encumbrance on the Secured Property or any part thereof or interest therein, and further including any assignment, pledge, grant of security interest in, conditional sale, or the execution of a title retention agreement with regard to any personality included in the Secured Property. For purposes of this Section 1.11, a transfer or disposition shall not include any Lease entered into in accordance with subsection 1.08E or any easement for the provision of utilities or other services to any portion of the Secured Property. Any such action described in this subsection 1.11B is herein called a "Transfer." A Transfer shall also include, without limitation, any of the following events, whether made directly or through an intermediary, and whether made in one transaction or effected in more than one transaction:

          (1) If Borrower or any general partner of Borrower is a corporation, a transfer or disposition of more than 25% of the outstanding voting stock of Borrower or such general partner of Borrower or of any other corporation directly or indirectly owning or controlling 25% or more of the voting stock of Borrower or such general partner;

          (2) If Borrower or any general partner of Borrower is a partnership, a transfer or disposition of any interest of any general partner in Borrower or such general partner of Borrower; or

          (3) If Borrower or any general partner of Borrower is a trust or other entity, a transfer or disposition of more than 25% of the beneficial interests in Borrower or such general partner of Borrower.

For purposes of the foregoing, a "transfer or disposition" of such stock or interests shall include, without limitation, any direct or indirect sale thereof, any execution of a contract or other agreement to sell or option to purchase such stock or interests (other than a contract or agreement which provides for a purchase price in excess of the amount necessary to satisfy, the Indebtedness in full, or a contract or agreement which by its terms provides that Borrower's obligations thereunder are subject to Lender's approval), or any assignment of such stock or interests, including any assignment for security purposes, but shall exclude any transfer by devise or operation of law.

          C. Acceleration of Indebtedness. In the event of a Transfer without the prior written consent of Lender or its authorized representative, Lender may, without limiting any other right or remedy available to Lender at law, in equity or by agreement with Borrower and in Lender's or its authorized representative's absolute discretion and without regard to the adequacy of its security, accelerate the maturity of the Note and require the payment of the then existing outstanding principal balance and all other sums due under the Note and under this Instrument, including, but not limited to, the prepayment charge provided in Section 4.06 herein. The giving of consent by Lender or its authorized representative to a Transfer in any one or more instances shall not limit or waive the need for such consent in any other or subsequent instances.

          D. Wrap-Around Financing. Should the Secured Property at any time be or become subject to the lien of any agreement, deed of trust, deed to secure debt or mortgage or similar instrument in connection with which payments on account of the Indebtedness secured hereby are to be made directly or indirectly by or through a mortgagee, grantee or beneficiary thereunder, regardless of whether or not payment of the indebtedness secured hereby is assumed by such mortgagee, grantee or beneficiary, the whole of the principal sum and interest and other sums hereby secured, at the option of Lender, shall immediately become due and payable.

     1.12 Reserved.

     1.13 Expenses. Borrower will pay or reimburse Lender and its authorized representative for all reasonable attorneys' fees, costs and expenses actually incurred by Lender and its authorized representative in any proceedings affecting the Indebtedness or the Secured Property, (A) involving the estate of a decedent or an insolvent, or (B) in any action, legal proceeding or dispute of any kind in which Lender and/or its authorized representative is made a party, or appears as party plaintiff or defendant, including, but not limited to, any exercise of the power of sale or judicial foreclosure as set forth in this Instrument, any bankruptcy, receivership or other insolvency under any chapter of the Bankruptcy Code (Title 11 of the United States Code), as amended, or in any other Property or any action to protect the security hereof or upon the reasonable concern of Lender or its authorized representative with the condition of the Secured Property, and any such amounts paid by Lender and its authorized representative shall be added to the any condemnation action involving the rents for collection, foreclosure or for any cause set forth in Article III hereof, Borrower shall pay all expenses incurred by Lender and its authorized representative, including reasonable attorneys' fees actually incurred at the normal and customary hourly billing rates of the attorneys actually performing services and disbursements, all costs of collection, litigation costs, and costs (which may be estimated as to items to be expended after entry of the decree) of procuring title insurance policies, whether or not obtained, Torrens certificates. and similar assurances with respect to title and value as Lender may deem reasonably necessary together with all statutory costs, with or without the institution of an action or proceeding. all such costs and expenses with interest thereon at the Increased Rate shall be deemed to be secured by this Instrument.

                                   ARTICLE II

                         WARRANTIES AND REPRESENTATIONS

          Borrower makes the following warranties and representations:

          2.01 Warranty of Title. Borrower (A) is lawfully seized and possessed of the Secured Property, in fee simple, subject to no mortgage, deed to secure debt, lien, charge or encumbrance, except for Permitted Encumbrances described in Exhibit B attached hereto and made a part hereof, (B) has full power and lawful authority to grant, bargain, sell, convey, assign, release, pledge, warrant, set over and transfer the Secured Property in the manner and form hereby conveyed, (C) is the fee owner of the Land and the Improvements, (D) is the owner of the Personal Property, (E) does warrant and will defend the title to the Secured Property against all claims and demands whatsoever, subject to the Permitted Encumbrances described in Exhibit B attached hereto and made a part hereof, and (F) except as expressly permitted herein, the Secured Property is free, and will be kept free of any and all Hazardous Materials (as such term is defined in subsection 1.05F herein).

          2.02 Ownership Of Improvements And Personal Property. All Improvements and Personal Property now or hereafter affixed, placed or used by Borrower are and will hereafter be owned by Borrower free from any prior liens or encumbrances, provided, however, that if any of the foregoing Improvements or Personal Property shall be subject to a conditional bill of sale, chattel mortgage or other agreement creating a security interest, then all of the right, title and interest of Borrower in and to such Improvements and Personal Property together with the benefits of any deposits or payments now or hereafter made thereon shall be covered by and subject to this Instrument.

          2.03 No Pending Material Litigation or Proceeding; No Hazardous Materials.

               A. Proceedings Affecting Borrower. There are no actions, suits or proceedings pending, and, to the best knowledge and belief of Borrower, there are no actions, suits, investigations or proceedings threatened, against or affecting Borrower, or the business, operations, properties or assets of Borrower, or before or by any governmental department, commission, board. regulatory authority, bureau, agency or instrumentality, domestic, foreign, federal, state or municipal (collectively, "Governmental

Agency"), or any court, arbitrator or grand jury, which may result in any maternal adverse change in the business, operations, properties or assets or in the condition, financial or otherwise, of Borrower, and the Secured Property or in the ability of Borrower to perform its obligations under the Note or this Instrument. To the best knowledge and belief of Borrower, Borrower is not in default, and there is no other default, with respect to any judgment, order, writ, injunction, decree, demand, rule or regulation of any court, arbitrator, grand jury or of any Governmental Agency, default under which might have consequences which would materially and adversely affect the business, operations, properties or assets or the condition, financial or otherwise, of Borrower and the Secured Property or the ability of Borrower to perform its obligations under the Note or this Instrument.

          B. Proceedings Affecting Secured Property. There are no proceedings of any kind pending, or, to the best knowledge and belief of Borrower, threatened against or affecting Borrower, the Secured Property (including any attempt or threat by any Governmental Agency to condemn or rezone all or any portion of the Secured Property), any party constituting Borrower or any general partner in any such party, or involving the validity, enforceability or priority of this Instrument, the Note or any of the other Loan Documents or enjoining or preventing or threatening to enjoin or prevent the use and occupancy of the Secured Property or the performance by Lender or of its obligations hereunder, and there are no rent controls, governmental moratoria or environmental controls (other than those generally imposed by federal or state law upon property in the State of Georgia) presently in existence, or to the best knowledge of Borrower, threatened, affecting the Secured Property, except as identified in writing to, and approved by, Lender.

          C. No Hazardous Materials. Neither the Borrower nor, to the best knowledge and belief of the Borrower, any other person has ever caused or knowingly permitted, in violation of law, any Hazardous Material to be placed, held, located or disposed of, on, under or at the Secured Property or any part thereof, or any other real property legally or beneficially owned (or any interest or estate which is owned) by the Borrower in any state now or hereafter having in effect a so-called "Superlien" law or ordinance or any part thereof (the effect of which would be to create a lien on the Secured Property to secure any obligation in connection with the real property in such state), and neither the Secured Property, nor any pan thereof, nor any other real property legally or beneficially owned (or any interest or estate therein which is owned) by the Borrower in any state now or hereafter having in effect a so-called "Superlien" law or ordinance or any part thereof, has ever been used (whether by the Borrower or, to the best knowledge of the Borrower, by any other person) as a dump site or storage (whether permanent or temporary) site for any Hazardous Material. Borrower further represents and warrants that neither Borrower nor, to the best knowledge and belief of Borrower, any other person has ever caused or knowingly permitted any asbestos or underground fuel storage facility to be located on the Secured Property except as set forth in the following reports, copies of which have been provided to Lender:

          1. Phase One Indoor Air Quality Report for Atlanta Financial Center. dated June 10, 1996, prepared by Environmental Design International, Ltd.

          2.   Letter re: Results of Indoor Air Quality Survey, dated September
               9. 1993, prepared by Law Engineering, Inc., Project No.
               5560545901.

          3. Report of Phase I Environmental Assessment, dated August 8, 1995, prepared by Law Engineering, Inc., Project No. 579- 09058.01.

          4. Phase I Environmental Site Assessment, Atlanta Financial Center, North Tower, dated October 10, 1994, prepared by SES Environmental Services, Inc., project No. 94-50022.

          5. Asbestos Inspection, dated September 20, 1993, prepared by EMCON Southeast, Project No. 2027.001.93.

          6. State of Georgia Annual Underground Storage Tank Registration Form, dated May 13, 1996, Facility ID No. 9060438, Owner I.D. No. 7075 (2 diesel tanks).

          7. Environmental Site Assessment for Overseas Partners Capital Corp. of Atlanta Financial Center, dated July 12, 1996, prepared by ATC Environmental, Inc., as supplemented by letter dated October 4, 1996, to Overseas Partners Capital Corp. and dated October 11, 1996, to New York Life Insurance Company.

Borrower Further represents and warrants that neither Borrower nor, to the best knowledge or belief of Borrower, any other person has discovered any occurrence or condition on any real property adjoining or in the vicinity of the Secured Property that could cause the Secured Property or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of the Secured Property under any federal, state or local law, ordinance or regulation relating to Hazardous Materials.

          D. No Litigation Regarding Hazardous Materials. No litigation, administrative enforcement actions or proceedings have been brought, or to Borrower's best knowledge and belief, threatened nor have any settlements been reached by or with any party or parties, public or private, in disputes in which the presence, disposal, release or threatened release of any Hazardous Material on, from, or under any of the Secured Property had been alleged.

     2.04 Valid Organization. Good Standing and Qualification of Borrower. Borrower is a duly and validly organized and existing corporation in good standing under the laws of the State of Georgia and is duly licensed or qualified and in good standing as a foreign corporation in all other jurisdictions where the ownership or leasing of property or the nature of business transacted makes such qualification necessary, and is entitled to own its properties and assets, and to carry on its business, all as, and in the places where, such properties and assets are now owned or operated or such business is now conducted or presently proposed to be conducted. Borrower does not own any real property located outside of the jurisdictions in which it is duly qualified to do business as a foreign corporation and it is not doing business outside of such jurisdictions of a character which would require such qualification. Borrower has made payment of all franchise and similar taxes in the State of Georgia and in all of the jurisdictions in which it is qualified as a foreign corporation, insofar as such taxes are due and payable at the date of this Instrument, except for any such taxes the validity of which is being contested in good faith and for which proper reserves have been set aside on the books of Borrower.

     2.05 Authorization: No Real Restrictions on Performance. The execution and delivery by Borrower of this instrument and the other Loan Documents and its compliance with the terms and conditions hereof and thereof have been duly and validly authorized by ail necessary corporate action and the Loan Documents are valid and enforceable obligations of Borrower in accordance with the terms hereof and thereof. Neither the execution and delivery by Borrower of this Instrument or any of the other Loan Documents to which it is a party nor the consummation of the transactions contemplated herein or therein, nor compliance with the terms and conditions hereof or thereof will, to the best of Borrower's knowledge, (A) conflict with or result in a breach of, or constitute a default under, any of the terms, obligations, covenants, conditions or provisions of (1) any corporate restriction or indenture, mortgage, deed of trust, deed to secure debt, pledge, bank loan or credit agreement, corporate charter, by-law or any other agreement or instrument to which Borrower is now a party or by which its properties may be bound or affected, or (2) any judgment, order, writ, injunction, decree or demand of any court, arbitrator, grand jury or Governmental Agency, or (B) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any property or asset of Borrower under the terms or provisions of any of the foregoing. Borrower is not in default in the performance, observance or fulfillment of any of the terms, obligations, covenants, conditions or provisions contained in any indenture or other agreement creating, evidencing or securing indebtedness of Borrower or pursuant to which Borrower is a party or by which Borrower or its properties may be bound or affected.

     2.06 Compliance With Laws. Borrower has, to the best of its knowledge and belief, complied with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof, in respect of the conduct of its business and ownership of its properties (including, without limitation, applicable statutes, rules, regulations, orders and restrictions relating to equal employment opportunities or environmental standards or controls). No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery or performance of this Instrument or any of the other Loan Documents. Borrower has received no notice of violation of any applicable zoning, land use, subdivision or other law applicable to the Secured Property To the best of Borrower's knowledge and belief, there is no violation of law as to the Secured Property, except that Borrower makes no representation as to compliance with the Americans with Disabilities Act of 1990, as amended, or with respect to the presence of asbestos or asbestos-containing materials in the Improvements.

     2.07. Tax Status. Borrower has filed all United States income tau returns and all state and municipal tax returns which are required to be filed, and has paid, or made provision for the payment of, all taxes which have become due pursuant to said returns or pursuant to any assessment received by Borrower, except such filings and taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. The United States income tax liability of Borrower has been finally determined by the Internal Revenue Service and satisfied for all taxable years up to and including the taxable year ending December 31, 1995.

     2.08 Absence of Foreign or Enemy Status. Borrower is not a "national" of a "designated foreign country" (or a person defined as a "designated foreign country") within the definitions in the Foreign or Cuban Assets Control Regulations of the United States Treasury Department, 31 CFR, Subtitle B, Chapter V, as amended, or any regulation or ruling issued thereunder.

     2.09 Federal Reserve Board Regulations. Borrower does not own any
"margin security" as such term is defined in Regulation G of the Board of Governors of the Federal Reserve System (12 CFR Part 207), as amended, except margin securities owned or which may be acquired by Borrower which do not and would not in the aggregate constitute a substantial part of the assets of Borrower within the meaning of Section 207.2(i) of the aforesaid Regulation G, and Borrower will not use any part of the proceeds from the loans to be made under this Agreement (A) directly or indirectly, to purchase or carry any such security or to reduce or retire any indebtedness originally incurred to purchase any such security within the meaning of such Regulation, (B) so as to involve Borrower in a violation of Regulation T, U or X of such Board (12 CFR Parts 220, 22 1 and 224), or (C) for any other purpose not permitted by Section 7 of the Securities Exchange Act of 1934, as amended, or any of the rules and regulations respecting the extension of credit promulgated thereunder.

     2.10 Investment Company Act and Public Utility Holding Company Act. Borrower is not an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended, and Borrower is not a "holding company" or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," as such terms are defined in the Public Utility Holding Company Act of 193 5, as amended.

     2.11 Exempt Status of Transactions Under Securities Act and
Representations Relating Thereto. Borrower has not, either directly or through any agent, offered all or any part of the loan made or to be made by Lender and secured by this Instrument to, or solicited any offers to make all or any part of such loan from, or otherwise approached or negotiated or communicated in respect of all or any part of such loan with anyone other than Lender. Neither Borrower nor any agent on its behalf will offer to obtain all or any part of such loan from, or solicit any offers to make all or any part of such loan from, or otherwise approach or negotiate or communicate in respect of all or any part of such loan with, any person or persons so as thereby to bring the obtaining of such loan by Borrower and the delivery of the Note within the registration provisions of the Securities Act of 1933, as amended.

     2.12 Employee Benefit Plans.

          A. None of the employee benefit plans maintained at any time by Borrower (herein called "Employee Benefit Plans") or the trusts created thereunder has engaged in a prohibited transaction which could subject any such Employee Benefit Plan or trust to a tax or penalty on prohibited transactions imposed under internal Revenue Code Section 4975 or the Employee Retirement Income Security Act of 1974 and the regulations thereunder (herein called "ERISA").

          B. None of the Employee Benefit Plans which are employee pension benefit plans or the trusts created thereunder has been terminated since September 2, 1974; nor has any such Employee Benefit Plan incurred any liability to the Pension Benefit Guaranty Corporation established pursuant to ERISA which would be material to Borrower, other than for required insurance premiums which have been paid when due, or incurred any accumulated funding deficiency which would be material to Borrower, whether or not waived; nor has there been any reportable event, or other event or condition, which presents a risk of termination of any such Employee Benefit Plan by such Pension Benefit Guaranty Corporation which termination would be material to Borrower.

          C. The present value of all benefits vested under the Employee Benefit Plans which are employee pension benefit plans did not, as of the most recent valuation date, exceed the then current value of the assets of such Employee Benefit Plans allocable to such vested benefits by an amount that would materially affect the financial condition of Borrower or the ability of Borrower to perform under the Loan Documents.

          D. The consummation of the loan from Lender referred to in this Instrument, and the execution and delivery of the Note hereunder and the performance by Borrower of its obligations under the Loan Documents, will not involve any prohibited transaction.

          E. As used in this Section 2.11, the terms "employee benefit plans," "employee pension benefit plans," "accumulated funding deficiency," "reportable event," "accrued benefits," "separate account" and "multiemployer plan" shall have the respective meanings assigned to them in ERISA, and the term "prohibited transaction" shall have the meaning assigned to it in Internal Revenue Code Section 4975 and ERISA.

                                   ARTICLE III


                                    DEFAULTS

     3.01 Events of Default. Any of the following events shall be deemed an "Event of Default" hereunder:

          A. if borrower shall fail, refuse or neglect to pay any installment of the principal of, or interest on the Indebtedness or any other sum which is payable hereunder as and when the same shall become due and payable as in the Note or herein provided, within three (3) business days after Lender has given written notice to Borrower of such default; provided, however, that Borrower will not be entitled to any notice of default under this clause more than four
(4) times during the term of the loan secured hereby; or

          B. except as provided in subparagraphs 3.01C, D, E, F, G, H and I below, if Borrower fails to perform or observe any term, provision, covenant or agreement in the Note, this Instrument or in any other Loan Documents (other than those relating to satisfaction of monetary obligations) beyond the applicable grace period therefor, or if no such grace period is applicable, if such default has not been remedied within thirty (30) calendar days after written notice thereof has been given by Lender to Borrower; provided, however, that if the default is curable but is not reasonably susceptible of cure within said thirty (30) day period, Borrower shall have ninety (90) days from the date Lender gave such notice within which to effect a cure if Borrower commences cure activities within such thirty (30) day period and thereafter diligently and continuously prosecutes the same to completion and completes same within said ninety (90) day period;

          C. if any warranty, representation, certification, financial statement or other information made or furnished at any time pursuant to the terms of this Instrument or otherwise, by Borrower, or by any person or entity liable for the Indebtedness in connection with the loan transaction, shall prove to be materially false and to have been made or furnished with knowledge of the false nature thereof or

          D. if Borrower shall:

                (1) apply for, consent to or acquiesce in the appointment of a receiver, trustee or liquidator of it or of all or a substantial part of its assets, or the Secured Property or any interest in any part thereof (the term "acquiesce" includes, but is not limited to, the failure to file a petition or motion to vacate or discharge any order, judgment or decree providing for such appointment within ten (10) days after the appointment); or

                (2) commence a voluntary case or other proceeding in bankruptcy, or admit in writing its inability to pay its debts as they come due; or

                (3) make a general assignment for the benefit of creditors; or

                (4) file a petition or an answer seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief for itself under the present or any future federal bankruptcy act or any other statute or law relative to bankruptcy, insolvency, or other relief for debtors; or

                (5) file an answer consent to, or default in answering, a petition filed against reorganization or insolvency case or proceeding; or admitting the material allegations of, or it in any bankruptcy,

          E. if an order for relief shall be entered against Borrower by a court of competent jurisdiction under any present or future bankruptcy law, which order shall continue unstayed and in effect for any period of sixty (60) consecutive days; or

          F. if an order, judgment or decree shall be entered by any court of competent jurisdiction, adjudicating Borrower insolvent, approving a petition seeking reorganization or arrangement of Borrower or appointing a receiver, trustee or liquidator of it or of all or a substantial part of its assets, and such order, judgment or decree shall continue unstayed and in effect for any period of sixty (60) consecutive days; or

          G. if Borrower has assigned or purports to assign the whole or any part of the rents, income or profits arising from the Secured Property, without the prior written consent of Lender; or

          H. if a Transfer not consented to by Lender shall have occurred; or

          I. if any mechanic's, laborer's or materialman's lien, federal tax lien, broker's lien or other lien not permitted hereunder and affecting the Secured Property or any part thereof is not discharged, by payment, bonding, order of a court of competent jurisdiction or otherwise, within twenty (20) days after Borrower receives notice thereof from the lien or from Lender.


                                   ARTICLE IV

                                    REMEDIES

     4.01 Acceleration. Foreclosure. etc. Upon the happening of any one or more of the Events of Default, the entire unpaid principal balance of the Indebtedness, interest accrued thereon, and all of the sums secured by this Instrument, including, without limitation, the prepayment charge as provided in
Section 4.06 herein and in the Note, at
the sole option of Lender, shall become immediately due and payable without notice or demand, and Lender may forthwith, without further delay, undertake any one or more of the following by itself or through its authorized representative:

          A. Foreclosure. Lender shall have the right to institute an action to foreclose this Instrument, or take such other action as may be allowed at law or in equity, for the enforcement hereof and realization on the Secured Property or any other security which is herein or elsewhere provided for, or proceed thereon through power of sale or to final judgment and execution thereon for the entire Indebtedness, with interest, at the rate specified in this Instrument to the date of such Event of Default and thereafter at the Increased Rate, together with all other sums secured by this Instrument, including, without limitation, ail costs of suit, interest at the Increased Rate on any judgment obtained by Lender from and after the date of any sale of the Secured Property (which may be sold in one parcel or in such parcels, manner or order as Lender shall elect) until actual payment is made of the full amount due Lender, and any reasonable attorneys' fees for collection actually incurred at the normal and customary hourly billing rates of the attorneys actually performing services and disbursements, without further stay, any law, usage orcustom to the contrary notwithstanding.

          B. Partial Foreclosure. Lender shall have the right to foreclose the lien hereof for the Indebtedness or any part thereof. It is Further agreed that if an Event of Default shall have occurred and Lender shall not have accelerated the Indebtedness, as an alternative to the right of foreclosure for the full Indebtedness after acceleration thereof, Lender shall have the right to institute partial foreclosure proceedings with respect to the portion of said Indebtedness so in default, as if under a full foreclosure, and without declaring the entire Indebtedness due (such proceeding being hereinafter referred to as a "partial foreclosure"), and provided that if foreclosure sale is made because of default of a part of the Indebtedness, such sale may be made subject to the continuing lien of this Instrument for the unmatured part of the Indebtedness; and it is agreed that such sale pursuant to a partial foreclosure, if so made, shall not in any manner affect the unmatured part of the Indebtedness, but as to such unmatured part, this Instrument and the lien hereof shall remain in full force and effect just as though no foreclosure sale had been made under the provisions of this subsection. Notwithstanding the filing of any partial foreclosure or entry of a decree of sale therein, Lender may elect at any time prior to a foreclosure sale pursuant to such decree, to discontinue such partial foreclosure and to accelerate the Indebtedness by reason of any uncured Event of Default(s) upon which such partial foreclosure was predicated or by reason of any other Events of Default, and proceed with full foreclosure proceedings. It is further agreed that several foreclosure sales may be made pursuant to partial foreclosures without exhausting the right of full or partial foreclosure sale for any unmatured part of the Indebtedness, it being the purpose to provide for a partial foreclosure sale of the Indebtedness for any matured portion of the Indebtedness without exhausting the power to foreclose and to sell the Secured Property pursuant to any such partial foreclosure for any other part of the Indebtedness, whether matured at the time or subsequently maturing, and without exhausting any right of acceleration and full foreclosure.

          C. Entry. Lender personally, or by its agents or attorneys, may enter into and upon all or any part of the Secured Property, and each and every part thereof, and may exclude Borrower, its agents and servants wholly therefrom without liability for trespass, damages or otherwise and Borrower agrees to surrender possession to Lender on demand after the happening of any Event of Default; and having and holding the same, Lender may use, operate, manage and control the Secured Property and conduct the business thereof, either personally or by its superintendents, managers, agents, servants, attorneys or receivers; and upon each such entry, Lender, at the expense of Borrower from time to time, either by purchase, repairs or construction, may maintain and restore the Secured Property, may complete the construction of the Improvements and in the course of such completion may make such changes in the contemplated or completed buildings, structures and improvements as it may deem desirable and may insure the same; and likewise, from time to time, at the expense of Borrower, Lender may make all necessary or proper repairs, renewals and replacements and such alterations, additions, betterments and improvements thereto and thereon as it may deem advisable; and in every such case Lender shall have the right to manage and operate the Secured Property and to carry on the business thereof and exercise all rights and powers of Borrower with respect thereto either in the name of Borrower or otherwise as it shall deem best.

          D. Collection of Rents, Etc. Lender shall be entitled to collect and receive all earnings, revenues, rents, issues, profits and income derived from the Secured Property and every part thereof, and after deducting the expenses of conducting the business thereof and of all maintenance, repairs, renewals, replacements, alterations, additions, betterments and improvements and amounts necessary to pay for taxes, assessments, insurance and liens or other charges upon the Secured Property or any part thereof, as well as just and reasonable compensation for the services of Lender and its authorized representative and for all attorneys, counsel, agents, clerks, servants, and other employees by it properly engaged and employed, Lender shall apply the moneys arising as aforesaid, first, to the payment of the unpaid Indebtedness in inverse order of maturity and then to the payment of any other sums required to be paid by Borrower hereunder.

          E. Receivership. Lender shall have the right to have a receiver appointed to enter into possession of the Secured Property, collect the earnings, revenues, rents, issues, profits and income therefrom and apply the same as the court may direct. Lender shall benefited to the appointment of a receiver as a matter of right without notice and without the necessity of proving either the inadequacy of the security or the insolvency of Borrower or any other person who may be legally or equitably liable to pay money secured by this Instrument and Borrower and each such person shall be deemed to have waived such proof and to have consented to the appointment of such receiver. Should Lender, its authorized representative or any receiver collect earnings, revenues, rents, issues, profits or income from the Secured Property, the moneys so collected shall not be substituted for payment of the Indebtedness nor can they be used to cure an Event of Default, without the prior written consent of Lender. Lender shall be Liable to account only for earnings, revenues, rents, issues, profits and income actually received by Lender.

          F. Specific Performance. Lender may institute an action for specific performance of any covenant contained herein or in aid of the execution of any power herein granted.

          G. Non-Judicial Sale. Lender may declare the entire Indebtedness immediately due, payable and collectible, WITHOUT NOTICE TO BORROWER regardless of stated maturity, and, in that event, the entire Indebtedness shall become immediately due, payable and collectible; and, thereupon, Lender may sell and dispose of the Secured Property at public auction, at the usual place for conducting sales at the courthouse in the county where the Secured Property or any part thereof may be, to the highest bidder for cash, first advertising the date, terms and place of such sale by publishing a notice thereof once a week for four consecutive weeks in a newspaper in which sheriffs advertisements are published in said county, ALL OTHER NOTICE AND RIGHT TO HEARING BEING HEREBY WAIVED BY BORROWER; and Lender may thereupon execute and deliver to the purchaser at said sale a sufficient conveyance of the Secured Property in fee simple, which conveyance may contain recitals as to the happening of the default upon which the execution of the power of sale herein granted depends, and said recitals shall be presumptive evidence that all preliminary acts prerequisite to said sale and deed were in all things duly complied with; and Lender, its agents, representatives, successors or assigns, may bid and purchase at such sale, and Borrower hereby constitutes and appoints Lender, or its assigns, agent and attorney-in-fact to make such recitals, sale and conveyance, and all of the acts of such attorney-in-fact are hereby ratified, and Borrower agrees that such recitals shall be binding and conclusive upon Borrower and that the conveyance to be made by Lender, or its assigns (and in the event of a deed in lieu of foreclosure, then as to such conveyance, shall be effectual to bar all right, title and interest, equity of redemption, including all statutory redemption, homestead, dower, courtesy and all other exemptions of Borrower, or its successors in interest, in and to the Secured Property; and Lender, or its assigns, shall collect the proceeds of such sale, reserving therefrom all unpaid Indebtedness with interest then due thereon, and all amounts advanced by Lender for taxes, assessments, fire insurance premiums and other charges, with interest at the Increased Rate thereon from date of payment, together with all costs and charges for advertising, and commissions for selling the Secured Property, and reasonable attorneys' fees, and pay over any surplus to Borrower (in the event of deficiency, Borrower shall immediately on demand from Lender pay over to Lender, or its nominee, such deficiency, to the extent provided herein); and Borrower agrees that possession of the Secured Property during the existence of the Indebtedness by Borrower, or any person claiming under Borrower, shall be that of tenant under Lender, or its assigns, and, in case of a sale, as herein provided, Borrower or any person in possession under Borrower shall then become and be tenants holding over, and shall forthwith deliver possession to the purchaser at such sale, or be summarily dispossessed in accordance with the provisions of law applicable to tenants holding over; the power and agency hereby granted are coupled with an interest and are irrevocable by death or otherwise, and are in addition to any and all other remedies which Lender may have at law or in equity.

          In case of any sale under this Instrument by virtue of the exercise of the power herein granted, or pursuant to any order in any judicial proceedings or otherwise, at the election of Lender, the Premises or any part thereof may be sold in one parcel and as an entirety, or in such parcels, manner or order as Lender in its sole discretion may elect, and one or more exercises of the powers herein granted shall not extinguish or exhaust the power unless the entire Premises are sold or the Indebtedness paid in full. Lender may bid at any such sale and if lender is the successful bidder, Lender may credit the Indebtedness in satisfaction of the amount of such bid.

BORROWER HEREBY WAIVES ANY RIGHT BORROWER MAY HAVE UNDER THE CONSTITUTION OR THE LAWS OF THE STATE OF GEORGIA OR THE CONSTITUTION OR THE LAWS OF THE UNITED STATES OF AMERICA TO NOTICE, OTHER THAN EXPRESSLY PROVIDED FOR IN THIS INSTRUMENT, OR TO A JUDICIAL HEARING PRIOR TO THE EXERCISE OF ANY RIGHT OR REMEDY PROVIDED BY THIS INSTRUMENT TO LENDER AND BORROWER WAIVES BORROWER'S RIGHTS, IF ANY, TO SET ASIDE OR INVALIDATE ANY SALE DULY CONSUMMATED IN ACCORDANCE WITH THE PROVISIONS OF THIS INSTRUMENT ON THE GROUND (IF SUCH BE THE
CASE) THAT THE SALE WAS CONSUMMATED WITHOUT A PRIOR JUDICIAL HEARING. ALL WAIVERS BY BORROWER IN THIS PARAGRAPH HAVE BEEN MADE VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY, AFTER BORROWER HAS BY BORROWER'S ATTORNEY BEEN FIRST APPRISED OF AND COUNSELED WITH RESPECT TO BORROWER'S POSSIBLE ALTERNATIVE RIGHTS.



                              -------------------
                              Borrower's Initials


          H. UCC Remedies. Lender may exercise the remedies as set forth in
Section 1.10D(3) hereof.

     4.02 No Election of Remedies. Lender by itself or through its authorized representative shall be entitled in its sole discretion to exercise all or any of the rights and remedies herein or in the Loan Documents provided, or which may be provided by statute, law, equity, or otherwise in such order and manner as Lender shall elect without impairing Lender's lien in, or rights to, any of such Loan Documents and without affecting the liability of any person, firm, corporation or other entity for the sums secured by the Loan Documents.

     4.03 Lender's Right to Release. Etc.. Lender, in its sole discretion, shall have the right to release for such consideration as Lender may require, any portion of the Secured Property without, as to the remainder of the Secured Property, in any way impairing or affecting the lien of this Instrument, or the priority thereof, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the Indebtedness shall have been reduced by the actual monetary consideration, if any, received by Lender for such release; and Lender shall have the right to accept by assignment or pledge any other property in place thereof as Lender may require without being accountable for so doing to any other lien or. To the extent permitted by law, neither Borrower nor the holder of any lien or encumbrance affecting the Secured Property or any part thereof shall have the right to require Lender to marshal assets.

     4.04 Lender's Right to Remedy Defaults, Etc.. Lender shall, by itself or through its authorized representative have the right to remedy any Event of Default or appear in, defend or bring any action or proceeding to protect its interest in the Secured Property or to foreclose this Instrument or collect the Indebtedness and the costs and expenses thereof (including reasonable attorneys' fees actually incurred at the normal and customary hourly billing rates of the attorneys actually performing services, to the extent permitted by law), which shall be paid by Borrower to Lender upon demand with interest at the Increased Rate. All such costs and expenses incurred by Lender and its authorized representative, and any other costs incurred by Lender and it authorized representatives pursuant to this Instrument, with interest as provided in this Instrument, shall be secured by this Instrument.

     4.05 Waivers. Borrower hereby waives and releases (A) all benefits that might accrue to Borrower by virtue of any present or future laws excepting the Secured Property, or any part of the proceeds arising from any sale thereof, from attachment, levy or sale under execution from civil process, or extension of time for payment; (B) ail benefits that might accrue to Borrower from requiring valuation or appraisal of any part of the Secured Property levied or sold on execution of any judgment recovered for the Indebtedness; (C) all notices not herein or elsewhere specifically required of Borrower's default or of Lender's exercise, or election to exercise, any option under any of the Loan Documents; and (D) any right of redemption to the extent that Borrower may lawfully waive same. At no time will Borrower insist upon, or plead, or in any manner whatever, claim or take any benefit or advantage of any stay or extension or moratorium law and any exemption from execution or sale of the Secured Property or any part thereof, whenever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Instrument; nor claim, take or insist upon any benefit or advantage of any law now or hereafter in force providing for the valuation or appraisal of the Secured Property or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision herein, or pursuant to the decree, judgment or order of any court of competent jurisdiction; nor after any such sale or sales, and to the extent permitted by law, claim or exercise any right under any statute heretofore or hereafter enacted to redeem the property so sold, or any part thereof, and Borrower hereby expressly waives all benefits or advantages of any such law or laws, and covenants not to hinder, delay or impede the execution of any power herein granted or delegated to Lender, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted. In case of a sale of the Secured Property, the same may be sold in one parcel, as an entirety, or in such parcels, manner or order as Lender in its sole discretion may decide, any provision of law to the contrary notwithstanding.

     4.06 Prepayment Charge. Borrower hereby agrees to pay the charge provided in the Note for prepayment of the Indebtedness, if for any reason any of said Indebtedness shall be paid prior to the stated maturity date thereof, even if and notwithstanding that an Event of Default shall have occurred and Lender, by reason thereof, shall have declared said Indebtedness due and payable, and whether or not said payment is made prior to or at any sale held under or by virtue of this Article IV. Borrower acknowledges that Lender, in making the loan evidenced by the Note and entering into this Instrument, is relying on Borrower's credit worthiness and its agreement to repay the Indebtedness in strict accordance with the terms set forth in the Note. Borrower acknowledges that Lender would not make the loan without full and complete assurance by Borrower of its agreement to make regular payments of principal and interest under the Note and its further agreement not to prepay all or any part of the principal of the Note prior to the final maturity date thereof, except on the terms expressly set forth herein and in the Note. Therefore, any prepayment of the Note, whether occurring as a voluntary prepayment by Borrower or occurring upon an acceleration of the principal balance of the Note by Lender on account of any default by Borrower (including, but not limited to, the making or suffering by Borrower, of any transfer or disposition of all or any portion of the Secured Property or any interest therein as prohibited by Section 1.11 of this Instrument) will prejudice Lender's ability to meet its obligations and to earn the return on the funds advanced to Borrower, which Lender intended and expected to earn when it agreed to make the subject loan and will also result in other loss and additional expenses to Lender. Accordingly, in recognition of the foregoing and in consideration of Lender making the loan secured by this Instrument at the interest rate and for the term set forth in the Note, Borrower hereby expressly (A) waives any and all rights it may have under applicable law to prepay without charge or premium all or any part of the Note, either voluntarily or upon an acceleration of the maturity date of the Note on account of any default of Borrower (including, but not limited to, the making or suffering by Borrower of any transfer or disposition prohibited by Section 1.11 of this Instrument) and (B) agrees that if, for any reason, whether due to the voluntary acceptance by Lender of a prepayment tendered by Borrower or the acceleration by Lender of the maturity date of the Note, as aforesaid, on account of any such default by Borrower, a prepayment of all or any part of the principal of the Note is made by or on behalf of Borrower, or is otherwise made or occurs in connection with any reinstatement of the Loan Documents under any foreclosure proceedings, or any right of redemption exercised by Borrower or any other party having the right to redeem or to prevent any foreclosure of this Instrument, or upon the consummation of any foreclosure sale, then Borrower or any other party making any such prepayment shall be obligated to pay, concurrently therewith, the prepayment charge set forth in the Note, and the payment of such premium shall be a condition to the making of such prepayment and shall be secured by this Instrument. Such prepayment charge shall be paid without prejudice to the right of Lender to collect any other amounts provided to be paid or to declare a default hereunder. Nothing herein shall be construed as permitting any partial prepayment except with Lender's prior written consent thereto obtained in each instance. Notwithstanding anything contained in this Section 4.06 to the contrary, no prepayment charge or other fee shall be payable if the entire outstanding principal balance of the Note is paid (i) within ninety (90) days prior to the end of the term of the Loan as provided in the Note, or (ii) as a result of application of proceeds of a condemnation or destruction of the Secured Property, or (iii) as a result of an acceleration of the indebtedness pursuant to Section 1.02(F).

                                    ARTICLE V

                                  MISCELLANEOUS

     5.01 Non-Waiver. The failure of Lender to insist upon strict performance of any term of this Instrument shall not be deemed to be a waiver of any term of this Instrument. Borrower shall not be relieved of its obligation to pay the Indebtedness at any time and in the manner provided for its payment in the Note and this Instrument by reason of (A) a failure by Lender to comply with any request of Borrower to take any action to foreclose this Instrument or otherwise enforce any of the provisions of this Instrument or of the Note or any other Loan Document, (B) the release, regardless of consideration, of the whole or any part of the Secured Property or any other security for the Indebtedness, or (C) any agreement or stipulation between Lender and any subsequent owner or owners of the Secured Property or other person extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Instrument or any Loan Document securing or guaranteeing the Indebtedness or any portion thereof, without first having obtained the consent of Borrower and, in the latter event, Borrower shall continue to be obligated to pay the Indebtedness at the time and in the manner provided in the Note and this Instrument, as so extended, modified and supplemented, unless expressly released and discharged by Lender. Regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate lien, encumbrance, right, title or interest in or to the Secured Property, Lender may release any person at any time liable for the payment of the Indebtedness or any portion thereof or any part of the security held for the Indebtedness and may extend the time of payment or otherwise modify the terms of any Loan Documents, including without limitation, a modification of the interest rate payable on the principal balance of the Note, without in any manner impairing or affecting any of the Loan Documents or the lien thereof or the priority of this Instrument, as so extended and modified, as security for the Indebtedness over any such subordinate lien, encumbrance, right, title or interest. Lender may resort for the payment of the Indebtedness to any other security held by Lender in such order and manner as Lender or its authorized representative, in its discretion, may elect. Lender may take action to recover the Indebtedness, or any portion thereof, or to enforce any covenant of this Instrument without prejudice to the right of Lender thereafter to foreclose this Instrument. Lender shall not be limited exclusively to the rights and remedies stated in this instrument but shall be entitled to every additional right and remedy now or hereafter afforded by law. The rights of Lender under this Instrument shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision of this instrument to the exclusion of any other provision.

     5.02 Sole Discretion of Lender.

          A. Wherever, pursuant to this Instrument, Lender's consent or approval is required, the decision as to whether or not to consent or approve shall be in the sole discretion of Lender and Lender's decision shall be final and conclusive, except where this Instrument expressly provides to the contrary. If Borrower shall seek the approval by or consent of Lender under this Instrument and Lender shall fail or refuse to give such consent or approval, Borrower shall not be entitled to any damages for any withholding of such approval or consent by Lender, it being intended that Borrower's sole remedy shall be for injunctive or declaratory relief, which remedy shall be available only in those cases where Lender has expressly agreed not to unreasonably withhold its consent or approval, which shall be determined by binding arbitration as provided in
Section 5.02(B) below.

          B. Under circumstances for which arbitration is specifically provided for under the terms of Section 5.02A of this Instrument, the party desiring arbitration shall give notice to that effect to the other party and shall in such notice appoint a person as arbitrator on its behalf. Within ten (10) days after its receipt of such notice, the other party by notice to the original party shall appoint a second person as arbitrator on its behalf. The arbitrators thus appointed shall appoint a third person, and the three arbitrators shall, as promptly as reasonably possible (but in no event later than thirty (30) days after their appointment) determine the matter in dispute, provided, however, that: (i) if the second arbitrator shall not have been appointed within the ten
(10) day period, as aforesaid, the first arbitrator shall proceed to determine the matter in dispute and shall render his or her decision and award in writing within thirty (30) days after the expiration of said ten (10) day period; and
(ii) if the two arbitrators appointed by the parties shall be unable to agree, within ten (10) days after the appointment of the second arbitrator, upon the appointment of a third arbitrator, they shall give written notice to the parties of such failure to agree, and if the parties fail to agree upon the selection of the third arbitrator within ten (10) days after receipt of the notice of such failure from the two appointed arbitrators, then within ten (10) days thereafter either of the parties, upon notice to the other party, may request such appointment by the American Arbitration Association (or any successor organization) or in its absence, refusal, failure or inability to act, may apply to the Chief Judge of the Fulton County Superior Court for a Court appointment of such arbitrator. Each arbitrator shall be a qualified and impartial person who shall have had at least five (5) years experience in a real estate professional capacity in the metropolitan Atlanta, Georgia area in a calling directly connected with the matter in dispute. The arbitration shall be conducted, to the extent consistent with this Section, in accordance with the then prevailing rules of the American Arbitration Association (or any successor organization). The arbitrators, if more than one, shall render their decision in writing, upon the concurrence of at least two of their number, within thirty
(30) days after the appointment of the third arbitrator. Such decision (or the decision of the single arbitrator as provided above) shall be final, conclusive and binding on the parties, and counterpart copies thereof shall be delivered to each of the parties. In rendering such decision, (I) the arbitrator(s) shall have the right to award the costs of such arbitration, including reasonable attorney's fees, to either party, and (ii) the arbitrator(s) shall not add to. subtract from or otherwise modify the provisions of this Instrument. Judgment may be had on the decision of the arbitrator(s) so rendered in any court of competent jurisdiction.

     5.03 Recovery of Sums Required To Be Paid. Lender shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Indebtedness as such sums shall become due, without regard to whether or not the balance of the Indebtedness shall be due, and without prejudice to the right of lender thereafter to bring an action of foreclosure or any other action for an Event of Default(s) by Borrower existing at the time such earlier action was commenced.

     5.04 Legal Tender. All payments of principal, interest and any and all other payments required or provided herein shall be paid in lawful money of the United States of America which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, at the office of Lender or its authorized representative or at such other place either within or without the State of Georgia as Lender may from time to time designate.

     5.05 No Merger. If both the Lessor's and Lessee's estates under any Lease or any portion thereof which constitutes a part of the Secured Property shall at any time become vested in one owner, this Instrument and the security title conveyed hereby shall not be destroyed or terminated by the application of the doctrine of merger and in such event, Lender shall continue to have and enjoy all of the rights and privileges of lender as to the separate estates. In addition, upon the foreclosure of the security title conveyed by this Instrument on the Secured Property pursuant to the provisions hereof, any Leases or subleases then existing and created by Borrower shall not be destroyed or terminated by application of the law of merger or as a matter of law or as a result of such foreclosure unless Lender or any purchaser at any such foreclosure sale shall so elect. No act by or on behalf of Lender or any such purchaser shall constitute a termination of any Lease or sublease unless Lender or such purchaser shall give written notice thereof to such lessee or sublessee.

     5.06 Discontinuance of Actions. In case Lender shall have proceeded to enforce any right under this Instrument by foreclosure, sale or entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely, then, in every such case, Borrower and Lender shall be restored to their former positions and rights hereunder with respect to the Secured Property which shall remain subject to the security title, lien and security interest of this Instrument.

     5.07 Headings. The headings of the sections, paragraphs and subdivisions of this Instrument are for the convenience of reference only, are not to be considered a part hereof and shall not limit or otherwise affect any of the terms hereof.

     5.08 Notice to Parties. All notices and demands hereunder shall be in writing and shall be deemed to have been sufficiently given or served for all purposes when presented personally or sent by certified or registered mail with return receipt requested or generally recognized overnight delivery service, addressed to the parties at the addresses stated below, or to such other party or at such other address as either party may hereafter notify the other in writing as aforesaid:

         Borrower:                OVERSEAS PARTNERS (AFC), INC.
                                  115 Perimeter Center Place, Suite 940
                                  Atlanta, Georgia 30346
                                  Attn: Legal Department

         with a copy to:          Troutman Sanders, LLP
                                  NationsBank Plaza, 600 Peachtree Street, N.E.,
                                  Suite 5200
                                  Atlanta, Georgia 30308-2216
                                  Attn: James W. Addison, Esq.

   with a courtesy copy to:       Overseas Partners Capital Corp.
                                  Craig Appin House
                                  P.O. Box HM1581
                                  8 Wesley Street
                                  Hamilton HM GX
                                  Bermuda
                                  Attn: Thomas E. Butler, Esq.

         Lender:                  NEW YORK LIFE INSURANCE COMPANY
                                  51 Madison Avenue
                                  New York, New York 10010
                                  Attn: Senior Vice President
                                  Mortgage Finance Dept.

         with a copy to:          Alston & Bird
                                  One Atlantic Center
                                  1201 West Peachtree Street
                                  Atlanta, Georgia 30309-3424
                                  Attn: Glenda Gall Bugg, Esq.

Service of any such notice or demand so made shall be deemed effective on the day of actual delivery as shown by the addressee's return receipt or the expiration of forty-eight (48) hours after the date sent by generally recognized overnight delivery service or mailed, whichever is the earlier in time, except that service of any notice of default or notice of sale provided or required by law shall, if mailed, be deemed effective on the date of mailing.

     5.09 Non-Recourse. If an Event of Default has occurred, Lender or its authorized representative shall have all rights reserved in the Note, this Instrument and every other Loan Document and shall have full recourse to the Secured Property and to the other collateral given by Borrower to secure the Note, provided, however, that any judgment obtained by Lender in any proceeding to enforce such rights shall be enforced only against the Secured Property and such other collateral and Borrower shall have no personal liability under any Loan Document except as hereinafter expressly provided. Notwithstanding the foregoing, Lender or its authorized representative shall not in any way be prohibited from naming Borrower or any of its successors or assigns or any person holding under or through them as parties to any actions, suits or other proceedings initiated by Lender or its authorized representative to enforce such rights or to foreclose its security title and lien or otherwise realize upon any other lien or security interest created in any other collateral given to secure the payment of the Indebtedness. The foregoing restriction shall not apply to, and Borrower shall be personally liable for, any losses, damages, costs and expenses incurred by Lender and its authorized representative as a result of (A) any material misstatement of fact (1) made by Borrower or any person or entity constituting Borrower to induce Lender to advance the principal amount evidenced hereby or (2) contained in any Loan Document, (B) fraud committed by Borrower or any person or entity constituting Borrower, (C) misapplication of insurance proceeds, condemnation awards, trust funds or Rents by Borrower or Borrower's agents or Borrower's authorized representatives, (D) breach of any representation or warranty contained in subsections 2.03C and D hereof, (E) default with respect to any covenant contained in Section 1.05 hereof, (F) any default with respect to Borrower's obligations to pay taxes and insurance premiums pursuant to Section 1.02 hereof, or (G) any loss, damage, expense or liability on the part of Lender and its authorized representative (including without limitation, reasonable attorneys fees actually incurred at the normal and customary hourly billing rates of the attorneys actually performing services, and disbursements) arising from, in respect of, as a consequence of, or in connection with any of the following: (1) the existence of any circumstance or the occurrence of any action described in clause (I) of subsection 1.05 hereof (2) claims asserted by any person or entity (including, without limitation, any governmental agency or quasi-governmental authority, board, bureau, commission, department, instrumentality or public body, court, or administrative tribunal), in connection with or in any way arising out of the presence, storage, use disposal, generation, transportation, or treatment of any Hazardous Material on, in or under the Secured Property; (3) the violation or claimed violation of any Hazardous Materials Laws in regard to the Secured Property, whether such violation or claimed violation occurred prior to or after the date of this Instrument and regardless of whether such violation occurred prior to or after the time that Borrower became owner of the Secured Property, but only to the extent such violation or claimed violation relates to or arises or occurs prior to or during ownership or operation of the Secured Property by Borrower or as a result of the acts or omissions of Borrower, Borrower's affiliates, Borrower's agents, or the authorized representatives of Borrower or Borrower's affiliates; (4) the preparation of an environmental audit on the Secured Property, whether conducted or authorized by Borrower, Lender, or a third party or the implementation or any environmental audit's recommendations or (5) all agreements and indemnification obligations of Borrower under that certain Environmental Indemnity Agreement of even date herewith in favor of Lender.

     5.10 Suuccessors and Assigns Included In Parties. Subject to the provisions of Section 1.11, whenever in the Instrument one of the parties hereto is named or referred to, the heirs, legal representatives, successors and assigns of such party shall be included and all covenants and agreements contained in this Instrument by or on behalf of Borrower or by or on behalf of Lender shall bind and inure to the benefit of their respective heirs, legal representatives, successors and assigns, whether so expressed or not. Lender shall have the right at any time and without requiring the consent of the Borrower to appoint and utilize a "servicing agent" or "loan correspondent" for purpose of servicing this Loan. Lender agrees to so notify Borrower of the appointment of any such directives and requests of such authorized representative as though promulgated directly by Lender.

     5.11 Number and Gender. Whenever the singular or plural number, masculine or feminine or neuter gender is used herein, it shall equally include the other.

     5.12 Changes and Modifications. This instrument cannot be changed except by an agreement in writing, signed by the party against whom enforcement of any change or modification is sought.

     5.13 Applicable Law. This Instrument according to the laws of the State of Georgia.

     5.14 Invalid Provisions to Affect No Others. The unenforceability or invalidity of any provision or provisions of this Instrument as to any persons or circumstances shall not render that provision or those provisions unenforceable or invalid as to any other persons or circumstances, and all provisions hereof, in all other respects, shall remain valid and enforceable.

     5.15 Usury Savings Clause. It is the intention of Borrower and Lender to conform strictly to the usury laws now or hereafter in force in the State of Georgia and any interest payable under the Note, this Instrument, or any of the other Loan Documents executed by Borrower, to the extent that any sums secured hereby or the advancing of such sums by Lender shall not be exempt from such laws, shall be subject to reduction to the amount equal to the maximum non-usurious amount allowed under the usury laws of Georgia as now or hereafter construed by the courts having jurisdiction over such matters. In the event the maturity of the Note is accelerated by reason of any provision of this Instrument including, without limitation, an election by Lender resulting from an Event of Default (or an event permitting acceleration) under this Instrument or any other Loan Documents, voluntary prepayment of the Note, or otherwise, then earned interest may never include more than the maximum amount permitted by law, computed from the dates of each advance of the Indebtedness until payment, and any interest in excess of the maximum amount permitted by law shall be canceled automatically and, if theretofore paid, shall at the option of Lender either be rebated to Borrower or credited on the principal amount of the Note or if all principal has been repaid, then the excess shall be rebated to Borrower. The aggregate of all interest (whether designated as interest, service charges, points or otherwise) contracted for, chargeable, or receivable under the Note, this Instrument, or any other Loan Document shall under no circumstances exceed the maximum legal rates upon the unpaid principal balance of the Note remaining unpaid From time to time. In the event such interest does exceed the maximum legal rate, it shall be deemed a mistake and such excess shall be canceled automatically and if theretofore paid. rebated to Borrower or credited on the principal amount of the Note, or if the Note has been repaid, then such excess shall be rebated to Borrower.

     5.16 No Statute of Limitations The pleadings of any statute of limitations as a defense to any and all obligations secured by this Instrument are hereby waived to the full extent permissible by law.

     5.17 Late Charges. In the event that any installment of principal, interest or escrow deposit shall become overdue, a "late charge" of four cents ($.04) for each dollar ($1.00), or part thereof so overdue, may be charged to Borrower by Lender for the purpose of defraying Lender's expenses incident to handling such delinquent payment. This charge shall be in addition to, and not in lieu of, any other remedy Lender may have and is in addition to any reasonable fees and charges of any agents or attorneys which Lender is entitled to employ on any default hereunder whether authorized herein or by law Such "late charges", if not previously paid, shall, at the option offender, be added to and become part of the succeeding monthly payment to be made under the Note and secured by this Instrument.

     5.18 Time of Essence. Borrower agrees that where, by the terms of this Instrument, the Note or any other Loan Documents, a day is named or a time is fixed for the payment of any sum of money or the performance of any agreement, the day and/or time stated enters into the consideration and is of the essence of the whole contract. Time shall be of the essence with respect to Lender's obligations under Section 1.08(E) hereof as to approval rights and with respect to the arbitration provisions section 5.02.

     5.19 Continuing Effectiveness. This Instrument shall cover any and all advances made pursuant to the Loan Documents, rearrangements and renewals of the Indebtedness and all extensions in the time of payment thereof, whether such advances, extensions or renewals are evidenced by new promissory notes or other instruments hereafter executed and irrespective of whether filed or recorded. Likewise, the execution of this Instrument shall not impair or affect any other security which may be given to secure the payment of the Indebtedness, and all such additional security shall be considered as cumulative. The taking of additional security, execution of partial releases of the security, or any extension of time of payment of the Indebtedness shall not diminish the force, effect or lien of this Instrument and shall not affect or impair the liability of any maker, surety or endorser for the payment of the Indebtedness.
                      [Signatures Begin on Next Page]

   [SIGNATURE PAGE TO DEED TO SECURE DEBT, ASSIGNMENT OF LEASES AND RENTS AND
                               SECURITY AGREEMENT]


     IN WITNESS WHEREOF, Borrower has executed this Instrument under seal as of the date and year first above written.

                                        BORROWER:

                                        OVERSEAS PARTNERS (AFC), INC.
Signed, sealed and delivered            a Georgia corporation
in the presence of:

/s/                                     By: /s/ Bruce M. Barone
---------------------------                ---------------------------
Unofficial Witness
                                        Title: President & CEO
/s/                                           ------------------------
---------------------------
Notary Public
                                        Attest: /s/ Elise R. Kitchens
(NOTARY SEAL)                                  -----------------------

                                        Title: Paralegal
My Commission Expires:                        ------------------------

                                                  (Corporate Seal)
  Aug.  2000
---------------------------

                           LEGAL DESCRIPTION OF LAND

PHASE I

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lots 45 and 62, 17th District, City of Atlanta, Fulton County, Georgia and being more particularly described as follows:

TO FIND THE TRUE POINT OF BEGINNING, begin at the point formed by the intersection of the northernmost right-of-way line of Highland Drive (a 50-foot right-of-way with the easternmost right-of-way line of Peachtree Road (a variable right-of-way being 80 feet at this point) and proceed thence in a northerly direction along the aforesaid easternmost right-of-way line, following the curvature thereof, a distance of 365.1 feet to an iron pin which is THE TRUE POINT OF BEGINNING.

FROM THE TRUE POINT OF BEGINNING THUS ESTABLISHED proceed thence along the aforesaid easternmost right-of-way line north 13(degree)43'08" east a distance of 37.39 feet to a point on the aforesaid easternmost right-of-way line; proceed thence along the aforesaid easternmost right-of-way line along an arc of a curve to the right, an arc distance of 179.12 feet to a point, said arc being subtended by a chord 178.99 feet in length and bearing north 20(degree)26'46" east; proceed thence along the aforesaid easternmost right-of-way line north 26(degree)16'11" east a distance of 48.21 feet to a point on the aforesaid easternmost right-of-way line; proceed thence along the aforesaid easternmost right-of-way line north 28(degree)17'14" east 48.18 feet to a point on the aforesaid easternmost right-of-way line; proceed thence along the aforesaid easternmost right-of-way line north 30(degree)11'09" east a distance of 48.15 feet to a point on the aforesaid easternmost right-of-way line; proceed thence north 32(degree)20'44" east a distance of 57.74 feet to a point on the aforesaid easternmost right-of-way line; proceed thence along the aforesaid easternmost right-of-way line north 55(degree)03'02" east a distance of 8.44 feet to a point on the aforesaid easternmost right-of-way line; proceed thence along an arc of a curve to the left, departing from the aforesaid easternmost right-of-way line, an arc distance of 178.88 feet, said arc being subtended by a chord 178.87 feet in length and bearing south 32(degree)44'02" east; proceed thence along an arc of a curve to the left, an arc distance of 23.09 feet to a point, said arc being subtended by a chord 23.09 feet in length and bearing south 31(degree)15'01" east; proceed thence south 31(degree)11'25" west, a distance of 26.49 feet to a point; proceed thence south 81(degree)18'35" east, a distance of 35.04 feet to a point; proceed thence south 14(degree)08'05" east, a distance of 140.56 feet to a point; proceed thence south 81(degree)21'18" east, a distance of 0.36 feet to a point; proceed thence north 31(degree)11'25" east, a distance of 366.62 feet to a point; proceed thence south 74(degree)31'03" east, a distance of 10.04 feet to a point; proceed thence north 13(degree)51'45" west, a distance of 261.95 feet to a point; proceed thence north 48(degree)03'44" west, a distance of 95.71 feet to a point located on the aforesaid easternmost right-of-way line of Peachtree Road; proceed thence along the aforesaid easternmost right-of-way line north 39(degree)15'08" east, a distance of 142.28 feet to a point; proceed thence south 13(degree)51'45" east, a distance of 1,104.35 feet to a point located on the Land Lot line common to Land Lots 45 and 46 of the 17th District of Fulton County, Georgia; proceed thence along the said common Land

Lot line north 89(degree)37'06" west, a distance of 363.25 feet; proceed thence, departing from said common Land Lot line, north
12(degree)49'09" west, a distance of 218.41 feet to a point; proceed thence north 79(degree)10'45" west, a distance of 356.72 feet to a point located on the aforesaid easternmost right-of-way line of Peachtree Road, said point being the TRUE POINT OF BEGINNING, said tract or parcel of land being more particularly shown as "Phase I" on that certain survey by ALTA Surveying bearing the seal and certification of Michael F. Lawler, Georgia Registered Land Surveyor No. 1946, prepared for Overseas Partners (APC), Inc., New York Life Insurance Company, California Public Employee Retirement System and Chicago Title Insurance Company, dated August 5, 1995, last revised October 14, 1996, and bearing file no. 96144, which survey is incorporated herein by this reference.

LESS AND EXCEPT that portion of the above property conveyed by the following:

(1) Limited Warranty Deed from R-H Building Partners, Ltd., a Georgia limited partnership, as to an undivided 50% interest and The Mutual Life Insurance Company of New York a New York corporation, as to an undivided 50% interest, together doing business as Atlanta Financial Center Associates, a Georgia Joint Venture to The Department of Transportation of the State of Georgia, dated December 22, 1986, filed for record December 23, 1986 at 1:41 p.m., recorded in Deed Book 10513, Page 108, Records of Fulton County, Georgia

TOGETHER WITH all easements appurtenant to the above property created by the following:

(a) Parking Deck and Easement Agreement by and among Michael C. Carlos, George
C. Carlos, Andrew C. Carlos, and R-H Building Partners, Ltd., dated July 15, 1981, recorded in Deed Book 7903, Page 165, aforesaid Records; as amended by that certain Amendment of Parking Deck and Easement Agreement, dated July 15, 1981, recorded in Deed Book 7903, Page 385, aforesaid Records (said Amendment having been terminated by Agreement dated September 20, 1982, recorded in Deed Book 8255, Page 475, aforesaid Records); as further amended by Second Amendment to Parking Deck and Easement Agreement, dated July 18, 1985, recorded in Deed Book 9618, Page 37, aforesaid Records; as further amended by that certain Third Amendment to Parking Deck and Easement Agreement, dated as of July 18, 1985, recorded in Deed Book 10290, Page 389, aforesaid Records; as further amended by that certain Declaration of Release dated December 22, 1986, recorded Deed Book 10561, Page 358, aforesaid Records; as further amended by that certain Fourth Amendment to Parking Deck and Easement Agreement, dated as of August 11, 1988, recorded in Deed Book 11790, Page 76, aforesaid Records.

(b) Reciprocal Easement Agreement by and among Robinson-Humphrey Properties, Inc., R-H Associates Bldg. II Corp. and Atlanta Financial Center Associates, dated July 18, 1985, recorded in Deed Book 9618, Page 68, aforesaid Records; as amended by that certain First Amendment to Reciprocal Easement Agreement, dated as of July 18, 1985, recorded in Deed Book 10290, Page 411, aforesaid Records; as further amended by that certain Declaration of Release, dated December 22, 1986, recorded in Deed Book 10561, Page 358, aforesaid Records; as further amended by that certain Second Amendment to Reciprocal Easement Agreement, dated as of August 11, 1988, recorded in Deed Book 11790, Page 69, aforesaid Records.

(c) Agreement by and among R-H Associates Bldg. II Corp., Atlanta Financial Center Associates, Robinson-Humphrey Properties, Inc. and the Department of Transportation of the State of Georgia, dated July 18, 1985, recorded in Deed Book 9618, Page 145, aforesaid Records; as amended by that certain Amendment to Agreement dated as of July 18, 1985, recorded in Deed Book 10290, page 289, aforesaid Records; the interest of R-H Associates Bldg. II Corp. thereunder having been assigned to Two Atlanta Financial Center Associates by that certain Assignment and Assumption (DOT Agreements), dated July 28, 1987, recorded in Deed Book 10973, Page 179, aforesaid Records.

(d) Agreement Regarding Georgia 400 Extension, by and among R-H Associates Bldg. II Corp., Robinson-Humphrey Properties, Inc., Atlanta Financial Center Associates, MONY Mortgage Investors, and The Mutual Life Insurance Company of New York dated July 18, 1985, recorded in Deed Book 9623, Page 75, aforesaid Records; as amended by that certain First Amendment to Agreement Regarding Georgia Highway 400 Extension, dated as of July 18, 1985, recorded in Deed Book 10290, Page 419, aforesaid Records; the interest of R-H Associates Bldg. II Corp. thereunder having been assigned to Two Atlanta Financial Center Associates by that certain Assignment and Assumption (DOT Agreements) dated July 28, 1987, recorded in Deed Book 10973, Page 179, aforesaid Records.

(e) Limited Warranty Deed from R-H Building Partners, Ltd., a Georgia limited partnership, as to an undivided 50% interest and The Mutual Life Insurance Company of New York, a New York corporation, as to an undivided 50% interest, together doing business as Atlanta Financial Center Associates, a Georgia Joint Venture to the Department of Transportation of the State of Georgia, dated December 22, 1986, filed for record December 23, 1986 at 1:41 p.m., recorded in Deed Book 10513, Page 108, aforesaid Records.

(f) Limited Warranty Deed from Atlanta Financial Center Associates, a Georgia joint venture composed of The Mutual Life Insurance Company of New York and R-H Building Partners, Ltd., to the Department of Transportation of the State of Georgia, dated April 4, 1989, filed for record July 19, 1989 at 9:30 a.m., recorded in Deed Book 12667, Page 115, aforesaid Records.

PHASE II

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 45, 17th District, City of Atlanta, Fulton County, Georgia and being more particularly described as follows:

TO FIND THE TRUE POINT OF BEGINNING begin at a point formed by the intersection of the easternmost right-of-way line of Peachtree Road (a variable right-of-way being 80 feet at this point) with the northernmost right-of-way line of Highland Drive (a 50-foot right-of-way) and proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line of Peachtree Road a distance of 365.1 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 13(degree)43'08" east a distance of 37.39 feet to a point; proceed thence along the aforesaid easternmost right-of-way line, following the curvature thereof to the right, an arc distance of 179.12 feet to a point, said arc being subtended by a chord 178.99 feet in length and bearing north 20(degree)26'46" east; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 26(degree)16'11" east a distance of 48.21 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 28(degree)17'14" east a distance of 48.18 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 30(degree)11'09" east a distance of 48.15 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 32(degree)20'44" east a distance of 57.74 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 55(degree) 03'02" east a distance of 8.44 feet to a point, said point being THE TRUE POINT OF BEGINNING.

FROM THE TRUE POINT OF BEGINNING THUS ESTABLISHED proceed thence along the aforesaid easternmost right-of-way line north 55(degree)03'07" east a distance of 18.02 feet to a point; proceed thence in a southeasterly direction along the aforesaid easterly right-of-way line, following the curvature thereof to the right, an arc distance of 7.77 feet to a point, said arc being subtended by a chord 7.77 feet in length and bearing south 31(degree)52'33" east; thence leave said right-of-way line and proceed in a southeasterly direction along the arc of a curve to the left, an arc distance of 171.77 feet to a point, said arc being subtended by a chord 171.77 feet in length and bearing south 32(degree)46'15" east; proceed thence in a southeasterly direction along the arc of a curve to the left, an arc distance of 14.05 feet to a point, said arc being subtended by a chord 14.05 feet in length and bearing south 31(degree)08'45" east; proceed thence north 31(degree)11'25" east a distance of
193.49 feet to a point; proceed thence north 31(degree)11'25" east a distance of 3.77 feet to a point; proceed thence south 74(degree)31'03" east a distance of 62.79 feet to a point; proceed thence north 76(degree)11'25" east a distance of 74.14 feet to a point; proceed thence south 13(degree)51'45" east a distance of 41.61 feet; proceed thence north 74(degree)31'03" west a distance of 10.04 feet to a point; proceed thence south 31(degree)11'25" west a distance of
366.62 feet to a point; proceed thence north 81(degree)21'18" west a distance of 0.36 feet to a point; proceed thence north 14(degree)08'05" west a distance of 140.56 feet to a point; proceed thence north 81(degree)18'35" west a distance of 35.04 feet to a point; proceed thence north 31(degree)11'25" east a distance of 26.49 feet to a point; proceed thence along the arc of a curve to the right an arc distance of 23.09 feet to a point, said arc being subtended by a chord 23.09 feet in length and bearing north 31(degree)15'01" west; proceed thence along an arc of a curve to the right an arc distance of 178.88 feet to a point, said arc being subtended by a chord 178.87 feet in length and bearing north 32(degree)44'02" west, said poin being THE TRUE POINT OF BEGINNING, said tract or parcel of land being more particularly shown as "Phase II" on that certain survey by ALTA Surveying, bearing the seal and certification of Michael F. Lawler, Georgia Registered Land Surveyor No. 1946, prepared for Overseas Partners (APC), Inc., New York Life Insurance Company, California Public Employee Retirement System and Chicago Title Insurance Company, dated August 5, 1996, last revised October 14, 1996, and bearing file no. 96144, which survey is incorporated herein by this reference.

LESS AND EXCEPT that portion of the above property conveyed by the following:

(1) Limited Warranty Deed from R-H Associates Bldg. II Corp. to the Department of Transportation, dated December 22, 1986, recorded in Deed Book 10513, Page 127, aforesaid Records.

TOGETHER WITH all easements appurtenant to the above property created by the following:

(a) Parking Deck and Easement Agreement by and among Michael C Carlos, George C. Carlos, Andrew C. Carlos, and R-H Building Partners, Ltd., dated July 15, 1981, recorded in Deed Book 7903, Page 165, aforesaid Records; as amended by that certain Amendment of Parking Deck and Easement Agreement, dated July 15, 1981, recorded in Deed Book 7903, Page 385, aforesaid Records (said Amendment having been terminated by Agreement dated September 20, 1982, recorded in Deed Book 8255, Page 475, aforesaid Records); as further amended by Second Amendment to Parking Deck and Easement Agreement, dated July 18, 1985, recorded in Deed Book 9618, Page 37, aforesaid Records; as further amended by that certain Third Amendment to Parking Deck and Easement Agreement, dated as of July 18, 1985, recorded in Deed Book 10290, Page 389, aforesaid Records; as further amended by that certain Declaration of Release dated December 22, 1986, recorded in Deed book 10561, PAGE 358, aforesaid Records; as further amended by that certain Fourth Amendment to Parking Deck and Easement Agreement, dated as of August 11, 1988, recorded in Deed Book 11790, Page 76, aforesaid Records.

(b) Reciprocal Easement Agreement by and among Robinson-Humphrey Properties, Inc., R-H Associates Bldg. II Corp. and Atlanta Financial Center Associates, dated July 18, 1985, recorded in Deed Book 9618, Page 68, aforesaid Records; as amended by that certain First Amendment to Reciprocal Easement Agreement, dated as of July 18, 1985, recorded in Deed Book 10290, Page 411, aforesaid Records; as further amended by that certain Declaration of Release, dated December 22, 1986, recorded in Deed Book 10561, Page 358, aforesaid Records; as further amended by that certain Second Amendment to Reciprocal Easement Agreement, dated as of August 11, 1988, recorded in Deed Book 11790, Page 69, aforesaid Records.

(c) Agreement by and among R-H Associates Bldg. II Corp., Atlanta Financial Center Associates, Robinson-Humphrey Properties, Inc. and the Department of Transportation of the State of Georgia, dated July 18, 1985, recorded in Deed Book 9618, Page 145, aforesaid Records; as amended by that certain Amendment to Agreement dated as of July 18, 1985, recorded in Deed Book 10290, Page 289, aforesaid Records; the interest of R-H Associates Bldg. II Corp. thereunder having been assigned to Two Atlanta Financial Center Associates by that certain Assignment and Assumption (DOT Agreements), dated July 28, 1987, recorded in Deed Book 10973, Page 179, aforesaid Records.

(d) Agreement Regarding Georgia 400 Extension, by and among R-H Associates Bldg. II Corp., Robinson-Humphrey Properties, Inc., Atlanta Financial Center Associates, MONY Mortgage Investors, and The Mutual Life Insurance Company of New York dated July 18, 1985, recorded in Deed Book 9623, Page 75, aforesaid Records; as amended by that certain First Amendment to Agreement Regarding Georgia Highway 400 Extension, dated as of July 18, 1985, recorded in Deed Book 10290, Page 419, aforesaid Records; the interest of R-H Associates Bldg. II Corp. thereunder having been assigned to Two Atlanta Financial Center Associates by that certain Assignment and Assumption (DOT Agreements) dated July 28, 1987, recorded in Deed Book 10973, Page 179, aforesaid Records.

(e) Limited Warranty Deed from R-H Associates Bldg. II Corp.
to the Department of Transportation of the State of Georgia dated
December 22, 1986, recorded in Deed Book 10513, Page 127, aforesaid Records.

(f) Limited Warranty Deed from Two Atlanta Financial Center Associates, a Georgia joint venture composed of The Mutual Life Insurance Company of New York and R-H Associates Bldg. II Corp., to the Department of Transportation of the State of Georgia, dated April 4, 1989, filed for record July 19, 1989 at 9:30 a.m., recorded in Deed Book 12667, Page 141, aforesaid Records.

PHASE III

All that tract or parcel of land lying and being in Land Lot 45, 17th District, City of Atlanta, Fulton County, Georgia and being more particularly described as follows:

TO FIND THE TRUE POINT OF BEGINNING begin at a point formed by the intersection of the easternmost right-of-way line of Peachtree Road (a variable right-of-way being 80 feet at this point) with the northernmost right-of-way line of Highland Drive (a 50-foot right-of-way proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line a distance of 365.1 feet to a point; proceed thence along the aforesaid easternmost right-of-way line north 13(degree)43'08" east a distance of 37.39 feet to a point; proceed thence along the aforesaid easternmost right-of-way line, following the curvature thereof to the right, an arc distance of 179.12 feet to a point, said arc being subtended by a chord 178.99 feet in length and bearing north 20(degree)26'46" east; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 26(degree)16'11" east a distance of 48.21 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 28(degree)17'14" east a distance of 48.18 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 30(degree)11'09" east a distance of 48.15 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 32(degree)20'44" east a distance of 57.74 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 55(degree)03'02" east a distance of 8.44 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 55(degree)32'07" east a distance of 18.02 feet to a point; proceed thence in a southeasterly direction along the aforesaid easternmost right-of-way line, following the curvature thereof to the left, an arc distance of 7.77 feet to a point, said arc being subtended by a chord 7.77 feet in length and bearing south 31(degree)52'33" east; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 35(degree)10'06" east a distance of 74.16 feet to a point; proceed thence in a southeasterly direction along the aforesaid easternmost right-of-way line south 58(degree)48'33" east a distance of 6.36 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 31(degree)11'26" east a distance of 10.05 feet to a point; proceed thence in a southeasterly direction along the aforesaid easternmost right-of-way line south 58(degree)48'29" east a distance of 19 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 31(degree)11'26" east a distance of 24.83 feet to a point; proceed thence in a northwesterly direction along the aforesaid easternmost right-of-way line north 58(degree)48'44" west a distance of 19 feet to a point; proceed thence in a northeasterly direction along the aforesaid easterly right-of-way line north 31(degree)11'23" east a distance of 22.01 feet to a point; proceed thence in a northeasterly direction along the aforesaid easterly right-of-way line north 40(degree)58'56" east a distance of 74.76 feet to a point, said point being THE TRUE POINT OF BEGINNING.

FROM THE TRUE POINT OF BEGINNING THUS ESTABLISHED proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 21(degree)19'11" west a distance of 7.91 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 23(degree)34'11" east a distance of 38.38 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 40(degree)15'17" east a distance of 62.82 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 39(degree)15'08" east a distance of 49.32 feet to a point; thence leave said right-of-way line and proceed thence south 48(degree)03'44" east a distance of
95.71 feet to a point; proceed thence south 13(degree)51'45" east a distance of
220.34 feet to a point; proceed thence south 76(degree)11'25" west a distance of
74.14 feet to a point; proceed thence north 74(degree)31'03" west a distance of
62.79 feet to a point; proceed thence south 31(degree)11'25" west a distance of
3.77 feet to a point; proceed thence in a northwesterly direction along the arc of a curve to the right, an arc distance of 131.99 feet to a point, said arc being subtended by a chord 131.97 feet in length and bearing north 26(degree)58'00" west to a point; proceed thence north 21(degree)19'11" west a distance of 38.37 feet to a point; said point being THE TRUE POINT OF BEGINNING, said tract or parcel of land being more particularly shown as "Phase III" on that certain survey prepared by ALTA Surveying, bearing the seal and certification of Michael F. Lawler, Georgia Registered Land Surveyor no. 1946, prepared for Overseas Partners (AFC), Inc., New York Life Insurance Company, California Public Employee Retirement System and Chicago Title Insurance Company, dated August 5, 1996 last revised October 14, 1996 and bearing file no. 96144, which survey is incorporated herein by this reference.

     TOGETHER WITH all easements appurtenant to the above property created by the following:

(a) Parking Deck and Easement Agreement among Michael G. Carlos, George C. Carlos, Andrew C. Carlos and R-H Building Partners, Ltd., dated July 15, 1981, recorded at Deed Book 7903, page 165, Fulton County Records, as amended by Amendment of Parking Deck and Easement Agreement dated July 15, 1981, recorded at Deed Book 7903, page 385, said Amendment having been terminated by Agreement dated September 20, 1982, recorded at Deed Book 8255, page 475, as further amended by Second Amendment to Parking Deck and Easement Agreement dated July 18, 1985, recorded at Deed Book 9618, page 37, and Third Amendment to Parking Deck and Easement Agreement dated as of July 18, 1985, recorded in Deed Book 10290, page 389 and Declaration of Release dated December 22, 1986, recorded at Deed Book 10561, page 358, aforesaid records, as further amended by Fourth Amendment to Parking Deck and Easement Agreement dated a of August 11, 1988, recorded in Deed Book 11790, page 76, aforesaid records.

(b) Reciprocal Easement Agreement among Atlanta Financial Center Associates, R-H Associates Bldg. II Corp. and Robinson-Humphrey Properties, Inc., dated July 18, 1985, recorded in Deed Book 9618, page 68, aforesaid records, as amended by First Amendment to Reciprocal Easement Agreement dated as of July 18, 1985, recorded at Deed Book 10290, page 411, as further amended by Declaration of Release dated December 22, 1986, recorded at Deed Book 10561, page 358, aforesaid records, as amended by Second Amendment to Reciprocal Easement Agreement dated as of August 11, 1988, recorded in Deed Book 11790, page 69, aforesaid records.

(c) Agreement among R-H Associates Bldg. II Corp., Atlanta Financial Center Associates, Robinson-Humphrey Properties, Inc. and Department of Transportation of State of Georgia, dated July 18, 1985, recorded at Deed Book 9618, page 145, aforesaid records, as amended by Agreement dated as of July 18, 1985, recorded at Deed Book 10290, page 289; the interest of R-H Associates Bldg. II Corp. thereunder having been assigned to Two Atlanta Financial Center Associates by that certain Assignment and Assumption (DOT Agreements), dated July 28, 1987, recorded in Deed Book 10973, page 179, aforesaid records.

(d) Encroachment Easement Agreement by and between Robinson-Humphrey Properties, Inc. and Two Atlanta Financial Center Associates dated December 24, 1987, recorded at Deed Book 11269, page 265, aforesaid records.

(e) Agreement Regarding Georgia 400 Highway Extension among R-H Associates Bldg. II Corp., Robinson-Humphrey Properties, Inc., Atlanta Financial Center Associates, Trustees of Mony Mortgage Investors and The Mutual Life Insurance Company of New York, dated as of July 18, 1985, recorded at Deed Book 9623, page 75, aforesaid records, as amended by First Amendment to Agreement Regarding Georgia 400 Highway Extension dated as of July 18, 1985, recorded at Deed Book 10290, page 419, aforesaid records; the interest of RH Associates Bldg. II Corp. thereunder having been assigned to Two Atlanta Financial Center Associates by that certain Assign ment and Assumption (DOT Agreements), dated July 28, 1987, recorded in Deed Book 10973, page 179, aforesaid records.

(f) Limited Warranty Deed from Robinson-Humphrey Properties, Inc. to Department of Transportation of State of Georgia, dated July 18, 1985, recorded at Deed Book 9618, page 288, aforesaid records, as corrected by Corrective Limited Warranty Deed dated as of July 18, 1985, recorded at Deed Book 10290, page 372, aforesaid records.

(g) Limited Warranty Deed from R-H Associates Bldg. III Corp., a Georgia corporation to the Department of Transportation of the State of Georgia, dated April 4, 1989, filed for record July 19, 1989 at 9:30 am., recorded in Deed Book 12667, page 222, aforesaid records.

PHASE IV

All that tract or parcel of land lying and being in Land Lot 45, 17th District, City of Atlanta, Fulton County, Georgia and being more particularly described as follows:

TO FIND THE TRUE POINT OF BEGINNING begin at a point formed by the intersection of the easternmost right-of-way line of Peachtree Road (a variable right-of-way being 80 feet at this point) with the northernmost right-of-way line of Highland Drive
(a 50-foot right-of-way and proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line a distance of 365.1 feet; proceed thence along the aforesaid easternmost right-of-way line, north 13(degree)43'08" east a distance of 37.39 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line, following the curvature thereof to the right, an arc distance of 179.12 feet to a point, said arc being subtended by a chord 178.99 feet in length and bearing north 20(degree)26'46" east; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 26(degree)16'11" east a distance of 48.21 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 28(degree)17'14" east a distance of 48.18 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 30(degree)11'09" east a distance of 48.15 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 32(degree)20'44" east a distance of 57.74 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 55(degree)03'02" east a distance of 8.44 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 55(degree)32'07" east a distance of 18.02 feet to a point; proceed thence in a southeasterly direction along the aforesaid easternmost right-of-way line, following the curvature thereof to the left, an arc distance of 7.77 feet to a point, said arc being subtended by a chord 7.77 feet in length and bearing south 31(degree)52'33" east, said point being THE TRUE POINT OF BEGINNING.

FROM THE TRUE POINT OF BEGINNING THUS ESTABLISHED proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 35(degree)10'06" east a distance of 74.16 feet to a point; proceed thence in a southeasterly direction along the aforesaid easternmost right-of-way line south 58(degree)48'33" east a distance of 6.36 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 31(degree)11'26" east a distance of 10.05 feet to a point; proceed thence in a southeasterly direction along the aforesaid easternmost right-of-way line south 58(degree)48'29" east a distance of 19 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 31(degree)11'26" east a distance of 24.83 feet to a point; proceed thence in a northwesterly direction along the aforesaid easternmost right-of-way line north 58(degree)48'44" west a distance of 19 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 31(degree)11'23" east a distance of 22.01 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 40(degree)58'56" east a distance of 74.76 feet to a point; thence leave said right-of-way line and proceed thence south 21(degree)19'11" east a distance of 38.37 feet to a point; proceed thence in a southeasterly direction along the arc of a curve to the left, an arc distance of 131.99 feet to a point, said arc being subtended by a chord 131.97 feet in length and bearing south 26(degree)58'00" east; proceed thence south 31(degree)11'25" west a distance of
193.49 feet to a point; proceed thence in a northwesterly direction along the arc of a curve to the right, an arc distance of 14.05 feet to a point, said arc being subtended by a chord 14.05 feet in length and bearing north 31(degree)08'45" west, proceed thence in a northwesterly direction along the arc of a curve to the right, an arc distance of 171.77 feet to a point, said arc being subtended by a chord 171.77 feet in length and bearing north 32(degree)46'15" west, said point being located on the aforesaid easternmost right-of-way line and being THE TRUE POINT OF BEGINNING, said tract or parcel of land being more particularly shown as "Phase IV" on that certain survey by ALTA Surveying, bearing the seal and certification of

Michael F. Lawler, Georgia Registered Land Surveyor No. 1946, prepared for Overseas Partners (AFC) Inc., New York Life Insurance Company, California Public Employee Retirement System and Chicago Title Insurance Company, dated August 5, 1996, last revised October 14, 1996, and bearing file no.
96144, which survey is incorporated herein by this reference.

LESS AND EXCEPT that portion of the above property conveyed by the following:

(1) Limited Warranty Deed from Robinson-Humphrey Properties, Inc. to the Department of Transportation of the State of Georgia, dated July 18, 1985, recorded in Deed Book 9618, Page 288, aforesaid Records; as corrected by that certain Corrective Warranty Deed recorded in Deed Book 10290, Page 372, aforesaid Records.

TOGETHER WITH all easements appurtenant to the above property created by the following:

(a) Parking Deck and Easement Agreement by and among Michael C. Carlos, George
C. Carlos, Andrew C. Carlos, and R-H Building Partners, Ltd., dated July 15, 1981, recorded in Deed Book 7903, Page 165, aforesaid Records; as amended by that certain Amendment of Parking Deck and Easement Agreement, dated July 15, 1981, recorded in Deed Book 7903, Page 385, aforesaid Records (said Amendment having been terminated by Agreement dated September 20, 1982, recorded in Deed Book 8255, Page 475, aforesaid Records); as further amended by Second Amendment to Parking Deck and Easement Agreement, dated July 18, 1985, recorded in Deed Book 9618, Page 37, aforesaid Records; as further amended by that certain Third Amendment to Parking Deck and Easement Agreement, dated as of July 18, 1985, recorded in Deed Book 10290, Page 389, aforesaid Records; as further amended by that certain Declaration of Release dated December 22, 1986, recorded in Deed Book 10561, Page 358, aforesaid Records; as further amended by that certain Fourth Amendment to Parking Deck and Easement Agreement, dated as of August 11, 1988, recorded in Deed Book 11790, Page 76, aforesaid Records.

(b) Reciprocal Easement Agreement by and among Robinson-Humphrey Properties, Inc., R-H Associates Bldg. II Corp. and Atlanta Financial Center Associates, dated July 18, 1985, recorded in Deed Book 9618, Page 68, aforesaid Records; as amended by that certain First Amendment to reciprocal easement Agreement, dated as of July 18, 1985, recorded in Deed Book 10290, Page 411, aforesaid Records; as further amended by that certain Declaration of Release, dated December 22, 1986, recorded in Deed Book 10561, Page 358, aforesaid Records; as further amended by that certain Second Amendment to Reciprocal Easement agreement, dated as of August 11, 1988, recorded in Deed Book 11790, Page 69, aforesaid Records.

(c) Agreement by and among R-H Associates Bldg. II Corp., Atlanta Financial Center Associates, Robinson-Humphrey Properties, Inc. and the Department of Transportation of the State of Georgia, dated July 18, 1985, recorded in Deed Book 9618, Page 145, aforesaid Records; as amended by that certain Amendment to Agreement dated as of July 18, 1985, recorded in Deed Book 10290, Page 289, aforesaid Records; the interest of R-H Associates Bldg. II Corp. thereunder having been assigned to Two Atlanta Financial Center Associates by that certain Assignment and Assumption (DOT Agreements), dated July 28, 1987, recorded in Deed Book 10973, Page 179, aforesaid Records.

(d) Agreement Regarding Georgia 400 Extension, by and among R-H Associates Bldg. II Corp., Robinson-Humphrey Properties, Inc., Atlanta Financial Center Associates, MONY Mortgage Investors, and The Mutual Life Insurance Company of New York, dated July 18, 1985, recorded in Deed Book 9623, Page 75, aforesaid Records; as amended by that certain First Amendment to Agreement Regarding Georgia Highway 400 Extension, dated as of July 18, 1985, recorded in Deed Book 10290, Page 419, aforesaid Records; the interest of R-H Associates Bldg. II Corp. thereunder having been assigned to Two Atlanta Financial Center Associates by that certain Assignment and Assumption (DOT Agreements) dated July 28, 1987, recorded in Deed Book 10973, Page 179, aforesaid Records.

(e) Limited Warranty Deed from Robinson-Humphrey Properties, Inc. to the Department of Transportation of the State of Georgia, dated July 18, 1985, recorded in Deed Book 9618, Page 288, aforesaid Records; as corrected by that certain Corrective Warranty Deed recorded in Deed Book 10290, Page 372, aforesaid Records.

(f) Limited Warranty Deed from Robinson-Humphrey Properties, Inc., a Georgia corporation to the Department of Transportation of the State of Georgia, dated April 4, 1989, filed for record July 19, 1989 at 9:30 a.m., recorded in Deed Book 12667, Page 163, aforesaid Records.

(g) Limited Warranty Deed from Robinson-Humphrey Properties, Inc., a Georgia corporation to the Department of Transportation of the State of Georgia, dated April 4, 1989, filed for record July 19, 1989 at 9:30 a.m., recorded in Deed Book 12667, Page 192, aforesaid Records.

                                   EXHIBIT B


                           PERMITTED TITLE EXCEPTIONS


(a) City of Atlanta taxes subsequent to the year 1996, not yet due or payable, State and County taxes for the year 1996, not yet past due, and any additional taxes resulting from reassessment of the 1995 and 1996 taxes.

(b) Indenture from J. W. Walters to Stratford Arms Apartments, Inc., dated October 29, 1958, recorded in Deed Book 3389, Page 525, aforesaid Records, located as shown on that certain survey referred to in Exhibit "A" attached hereto. (Affects only Phase I)

(c) Sewer Easement from Beverly M. DuBose to Julian C. Jett and Julia G. Jett. dated June 20, 1951, recorded in Deed Book 2661, Page 43, aforesaid Records; located as shown on that certain survey referred to in Exhibit "A" attached hereto. (Affects only Phase I and Phase II)

(d) General Utility Easement from B. M. DuBose to Georgia Power Company, dated December 27, 1949, recorded in Deed Book 2498, page 464, aforesaid Records; located as shown on that certain survey referred to in Exhibit "A" attached hereto.

(e) Easement from R-H Building Partners, Ltd. to Georgia Power Company, dated May 24, 1982, recorded in Deed Book 8163, Page 272, aforesaid Records; located as shown on the certain survey referred to in Exhibit "A" attached hereto. (Affects only Phase I)

(f) Easement from Atlanta Financial Center Associates to Georgia Power Company, dated January 20, 1986, recorded in Deed Book 9948, Page 54, aforesaid Records; located as shown on that certain survey referred to in Exhibit "A" attached hereto. (Affects only Phase I)

(g) Easement from Atlanta Financial Center Associates to Georgia Power Company, dated February 1, 1991, filed for record February 1, 1991 at 12:37 p.m., recorded in Deed Book 14030, Page 167, aforesaid Records; located as shown on that certain survey referred to in Exhibit "A" attached hereto. Affects only Phase I)

(h)  Parking Deck and Easement Agreement by and among Michael C. Carlos, George
     C. Carlos, Andrew C. Carlos, and R-H Building Partners, Ltd., dated July 15, 1981, recorded in Deed Book 7903, Page 165, aforesaid Records; as amended by that certain Amendment of Parking Deck and Easement Agreement, dated July 15, 1981, recorded in Deed Book 7903, Page 385, aforesaid Records (said Amendment having been terminated by Agreement dated September 20, 1982, recorded in Deed Book 8255, Page 475, aforesaid Records); as further amended by Second Amendment to Parking Deck and Easement Agreement, dated July 18, 1985, recorded in Deed Book 9618, Page 37, aforesaid Records, as further amended by that certain Third Amendment to Parking Deck and Easement Agreement, dated as of July 18, 1985, recorded in Deed Book 10290, Page 389, aforesaid Records; as further amended by that certain Declaration of Release dated December 22, 1986, recorded in Deed Book 10561, Page 358, aforesaid Records; as further amended by that certain Fourth Amendment to Parking Deck and Easement Agreement, dated as of August 11, 1986, recorded in Deed Book 11790, Page 76, aforesaid Records.

(i) Reciprocal Easement Agreement by and among Robinson-Humphrey Properties, Inc., R-H Associates Bldg. II Corp. and Atlanta Financial Center Associates, dated July 18. 1985, recorded in Deed Book 9618, Page 68, aforesaid Records: as amended by that certain First Amendment to Reciprocal Easement Agreement, dated as of July 18. 1985, recorded in Deed Book 10290, Page 411, aforesaid Records; as further amended by that certain Declaration of Release, dated December 22, 1986, recorded in Deed Book 10561, Page 358, aforesaid Records; as further amended by that certain Second Amendment to Reciprocal Easement Agreement, dated as of August 11, 1988, recorded in Deed Book 11790, Page 69, aforesaid Records.

(j) Agreement by and among R-H Associates Bldg II Corp., Atlanta Financial Center Associates, Robinson-Humphrey Properties, Inc. and the Department of Transportation of the State of Georgia, dated July 18, 1985, recorded in Deed Book 9618, Page 145, aforesaid Records; as amended by that certain Amendment to Agreement dated as of July 18, 1985, recorded in Deed Book 10290, Page 289, aforesaid Records: the interest of R-H Associates Bldg. II Corp. thereunder having been assigned to Two Atlanta Financial Center Associates by that certain Assignment and Assumption (DOT Agreements), dated July 28, 1987, recorded in Deed Book 10973, Page 179, aforesaid Records.

(k) Easement Agreement by and between R-H Associates Bldg. II Corp. and the Department of Transportation of the State of Georgia, dated July 18, 1985, recorded in Deed Book 9618, Page 30l, aforesaid Records; as amended by that certain First Amendment to Easement Agreement, dated as of July 18. 1985, recorded in Deed Book 10290, Page 383, aforesaid Records.

(1) Agreement Regarding Georgia 400 Extension, by and among R-H Associates Bldg. II Corp., Robinson-Humphrey Properties, Inc., Atlanta Financial Center Associates, MONY Mortgage Investors, and The Mutual Life Insurance Company of New York, dated July 18, 1985, recorded in Deed Book 9623, Page 75, aforesaid Records; as amended by that certain First Amendment to Agreement Regarding Georgia Highway 400 Extension, dated as of July 18, 1985, recorded in Deed Book 10290, Page 419, aforesaid Records; the interest of R-H Associates Bldg. II Corp. thereunder having been assigned to Two Atlanta Financial Center Associates by that certain Assignment and Assumption (DOT Agreements) dated July 28, 1987, recorded in Deed Book 10973, Page 179, aforesaid Records.

(m) Encroachment Easement Agreement by and between Robinson-Humphrey Properties, Inc., a Georgia corporation and Two Atlanta Financial Center Associates, a Georgia general partnership, dated December 24, 1987, filed for record January 13, 1988 at 11:50 a.m., recorded in Deed Book 11269, Page 265, aforesaid Records. (Affects only Phase II and Phase III)

(n) Easements contained in and limitations, restrictions and other matters pertaining to the use and enjoyment of the easements reserved in that certain Limited Warranty Deed from R-H Building Partners, Ltd., a Georgia limited partnership, as to an undivided 50% interest and The Mutual Life Insurance Company of New York, a New York corporation, as to an undivided 50% interest, together doing business as Atlanta Financial Center Associates, a Georgia Joint Venture to The Department of Transportation of the State of Georgia, dated December 22, 1986, filed for record December 23, 1986 at 1:41 p.m., recorded in Deed Book 10513, Page 108 aforesaid Records. (Affects only Phase I and Phase II)

(o) Easements contained in and limitations, restrictions and other matters pertaining to the use and enjoyment of the easements reserved in that certain Limited Warranty Deed from R-H Associates Bldg. II Corp. to the Department of Transportation, dated December 22, 1986, recorded in Deed Book 10513, Page 127, aforesaid Records. (Affects only Phase II)

(p) Easements contained in and limitations, restrictions and other matters pertaining to the use and enjoyment of the easements reserved in that certain Limited Warranty Deed from Atlanta Financial Center Associates, a Georgia joints venture composed of The Mutual Life Insurance Company of New York and R-H Building Partners, Ltd., to the Department of Transportation of the State of Georgia, dated April 4, 1989, filed for record July 19, 1989 at 9:30 a.m., recorded in Deed Book 12667, Page 115, aforesaid Records.

(q) Easements contained in and limitations, restrictions and other matters pertaining to the use and enjoyment of the easements reserved in that certain Limited Warranty Deed from Two Atlanta Financial Center Associates, a Georgia joint venture composed of The Mutual Life Insurance Company of New York and R-H Associates Bldg. II Corp., to the Department of Transportation of the State of Georgia, dated April 4, 1989, filed for record July 19, 1989 at 9:30 a.m., recorded in Deed Book 12667. Page 141, aforesaid Records. (Affects only Phase II)

(r) Easements contained in and limitations, restrictions and other matters pertaining to the use and enjoyment of the easements reserved in that certain limited Warranty Deed from R-H Associates Bldg. III Corp., a Georgia corporation to the Department of Transportation of the State of Georgia, dated April 4, 1989, filed for record July 19, 1989 at 9:30 a.m., recorded in Deed Book 12667, Page 222, aforesaid Records. (Affects only Phase III)

(s) Easement contained in and limitations, restrictions and other matters pertaining to the use and enjoyment of the easements reserved in that certain Limited Warranty Dead from Robinson-Humphrey Properties, Inc. to the Department of Transportation of the State of Georgia, dated July 18, 1985, recorded in Deed Book 9618, Page 288, aforesaid Records; as corrected by that certain Corrective Warranty Deed recorded in Deed Book 10290, Page 372, aforesaid Records. (Affects only Phase IV)

(t) Access Easement Agreement from Robinson-Humphrey Properties, Inc., to the Department of Transportation of the State of Georgia, dated April 4, 1989, recorded in Deed Book 12667. Page 100, aforesaid Records. (Affects only Phase IV)

(u) Easements contained in and limitations, restrictions and other matters pertaining to the use and enjoyment of the easements reserved in that certain Limited Warranty Deed from Robinson-Humphrey Properties, Inc., a Georgia corporation to the Department of Transportation of the State of Georgia, dated April 4, 1989, filed for record July 19, 1989 at 9:30 a.m., recorded in Deed Book 12667, Page 163, aforesaid Records. (Affects only Phase I, Phase II and Phase IV)

(v) Easements contained in and limitation, restrictions and other matters pertaining to the use and enjoyment of the easements reserved in that certain Limited Warranty Deed from Robinson-Humphrey Properties, Inc., a Georgia corporation to the Department of Transportation of the State of Georgia, dated April 4, 1989, filed for record July 19, 1989 at 9:30 a.m., recorded in Deed Book 12667, Page 192, aforesaid Records. (Affects only Phase I, Phase II and Phase IV)

(w)  Rights of tenants in possession under written leases, as tenants only.

                           SEE NEXT PAGE FOR ITEM (x)

(x)  The following matters shown on that certain as-built survey entitled :
     "As Built Survey of Atlanta Financial Center," prepared by ALTA Surveying, dated August 5, 1996, last revised October 14, 1996, certified by Michael
     F. Lawler, Georgia Registered Land Surveyor No. 1946:

        1. Sanitary sewer line with manholes running along and across a southerly property line and along a southwesterly property line, being designated on said survey as an easement recorded at Deed Book 2661, Page 43, Fulton County, Georgia records.

        2. A transformer located near a southerly property line with utility lines running along a southerly property line and along and across a northwesterly property line, being designated on said survey as an approximate Georgia Power Company easement recorded at Deed Book 8163, Page 272, aforesaid records.

        3. Pavement encroachment onto neighboring property across the southwesterly and southerly property lines.

        4. Five foot sanitary Sewer easement running along the easterly
     property   fine, being designated on said survey as an easement recorded in Deed Book 3389, Page 225, aforesaid records.

        5. Transformer enclosure, fan and generator located near the easterly property line, being designated on said survey as a Georgia Power Company easement recorded in Deed Book 14030, Page 167, aforesaid records.

        6. Twelve foot easement and manhole located along the easterly property line, being designated on said survey as a Georgia Power Company easement recorded in Deed Book 9948, Page 54, aforesaid records.

        7. Georgia 400 Right of Way running through center of property, with a reference on said survey to Agreement with the Georgia Department of Transportation, recorded in Deed Book 9618, Page 145, aforesaid records.

        8. Fifty foot buffer along a southerly property line.

        9. MARTA shelter located on and across a northwesterly property line.

        10. Eighteen foot construction easement extending into the property from the northwesterly property line, being designated on said survey as the easement recorded in Deed Book 9618, Page 145, Deed Book 9618, Page 301, aforesaid records

        11. Eighteen foot construction easement extending into the property from the northwesterly property line, being designated on said survey as the easement recorded in Deed Book 9618, Page 145, Deed Book 9618, Page 288, and Deed 10290, Page 372, aforesaid records.

     12. Concrete Deck Over Georgia 400, located on "Phase IV."

     13. Access Easement located along a portion of the northwesterly property line, being designated on said survey as the easement recorded in Deed Book 12667, Page 100, aforesaid records.

     14. One sign located near a southwesterly corner of the property and one sign located near a southerly property line.

     15. Service Drive located near the easterly property line.

     16. Encroachment of Building III pursuant to Encroachment Agreement recorded in Deed Book 11269, Page 265, aforesaid records.

     17. Power poles and one signal pole located along southwesterly property line.

     18. Water line extending into the property from the northwesterly property line (with a reference on said survey to an instrument recorded in Deed Book 9618, Page 68, aforesaid records).

     19. A fire hydrant located between the northwesterly property line and Building I, a fire hydrant located in or adjacent to the Parking Deck near a southerly property line, two fire hydrants located in or on that Parking Deck, two fire hydrants located on or near the northwesterly side of the Parking Deck, a headwall located northerly of Building I near the northwesterly property line, and drop inlets, trench drains, light poles and planters located throughout the property.

     20. Concrete encroachment located across the northwesterly property line.